EMERGING MARKETS
GROWTH FUND

[cover: globe]

Semi-Annual Report
For the Six Months Ended December 31, 1998

Seeks Long-Term Growth Of Capital by Investing in Companies
Operating in Developing Countries Around the World

FELLOW SHAREHOLDERS:

The first half of our 1999 fiscal year--the six months ended December 31--was another rocky period for emerging markets. Prices took a hard tumble after Russia devalued the ruble and defaulted on several debt issues. In August alone, the unmanaged Morgan Stanley Capital International Emerging Markets Free
(EMF) Index plunged 28.9%.* This was the largest one-month drop in the index's 11-year history and greatly exceeded the 18.9% decline for the final six months of the prior fiscal year.

* All percentage gain/loss figures are in U.S. dollars and include reinvestment of distributions unless otherwise indicated.

After the August selloff, stock prices recovered in a number of markets. As a result, during the months of September, October and November, the EMF Index gained just over 27%. It finished the fiscal period down a comparatively modest 8%. (After the period ended, many markets, especially those in Latin America, bounced around on news that the Brazilian real was being devalued.)

Emerging Markets Growth Fund (EMGF) tracked the index in the early part of the fiscal half year. In the gut-wrenching month of August, its share value also fell 28.9%. The fund trailed the index slightly during the subsequent rally, however, and finished the period with an 11.9% decline.

Looking back over the past 12 months, EMGF and the EMF Index each went down about 25%. However, as you can see from the table at the right, the fund held its ground much better than the index for the three- and five-year periods ended December 31. The 10-year comparison remains highly favorable, with EMGF recording a total return more than double the return for the index.

STRUCTURAL CHANGES IN INDEX

The EMF Index has undergone major changes affecting comparisons with the fund's results. At the beginning of September, the index's Korean component doubled in size after the balance of its market capitalization was added to the EMF calculation (South Korea had been 50% weighted instead of 100% since 1996 because of foreign ownership limitations). This change took place just before a huge rally that drove the South Korean market up 116% between mid-September and the end of December. The upturn was fueled mainly by an enthusiastic response to the easing of restrictions governing foreign ownership of local financial institutions. During those months, South Korea became the third-largest component in the index. The fund finished the half year significantly underweighted in that market.

Other structural changes in the EMF Index were related to Brazil, which became a smaller component, and Malaysia, once the index's largest component. Malaysia was removed entirely because of currency controls imposed by its government. It is worth recalling that the composition of the index has undergone similar alterations in prior years, often with considerable impact on comparisons with EMGF's results. We estimate that the changes in the first half of fiscal 1999 accounted for about a third of the difference between our results and those recorded by the index.

EMGF Total Returns vs. Morgan Stanley Capital
International Emerging Markets Free (EMF) Index for periods ended 12/31/98 (with distributions reinvested)

               Emerging                         MSCI

               Markets                          Emerging

               Growth Fund                      Markets

               (EMGF)           Annualized      Free Index      Annualized

6 Months       -11.94%          --              -7.98%          --

12 Months      -24.88           --              -25.34          --

3 Years        -4.13            -1.40%          -30.01          -11.21%

5 Years        -12.37           -2.61           -38.51          -9.27

10 Years       +390.63          +17.24          +182.61         +10.95


SOUND LONG-TERM INVESTMENTS

Emerging Markets Growth Fund held a number of stocks that hurt the fund's performance for the latest six-month period as well as several which made a strongly positive contribution to our results. While we were underweighted relative to the EMF Index in South Korea, we were helped by our substantial investment in Samsung Electronics, the fund's second-largest holding (see page
9). For the six months, Samsung rose 123.8%. EMGF's largest single investment, Telefonos de Mexico (Telmex), held its ground quite well, recording an increase of 1.5% for the six months while the Mexican market as a whole was falling 14.5%.

Percent Change in Key Markets/1/

                              Six Months Ended 12/31/98

                              Expressed in       Expressed in

                              U.S. Dollars       Local Currency

Argentina                     -9.4%              -9.5%

Brazil                        -28.2              -25.0

Chile                         -9.2               -8.7

China (Free)/2/               -11.0              -11.0

Colombia                      -17.4              -6.0

Czech Republic                -6.2               -13.7

Greece                        22.9               13.1

Hungary                       -8.1               -9.5

India                         -6.4               -6.2

Indonesia(Free)/2/            62.5               -12.7

Israel                        -12.3              -2.6

Jordan                        3.5                3.6

Malaysia(Free)/2/3/           -1.1               29.5

Mexico (Free)/2/              -14.5              -5.6

Pakistan                      3.8                10.4

Peru                          -33.6              -29.3

Philippines (Free)/2/         18.3               10.3

Poland                        -19.2              -18.6

Russia                        -58.2              --/4/

South Africa                  -15.6              -15.7

South Korea                   128.4              100.0

Sri Lanka                     4.3                9.1

Taiwan                        -5.0               -10.9

Thailand (Free)/2/            64.2               41.0

Turkey                        -44.6              -34.4

Venezuela                     -6.3               -4.4

Emerging Markets

  Growth Fund                 -11.9




/1/ Including reinvestment. All indexes are compiled by Morgan Stanley Capital International and are unmanaged.

/2/ The fund is invested in the "free" Chinese, Indonesian, Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals.

/3/  Malaysia was removed from the Emerging Markets Free Index as of 11/30/98.

/4/  Index is quoted in U.S. dollars only.

The fund's results benefited, too, from our cash position in U.S. dollars (about 8% of net assets throughout most of the half year, including cash equivalents) and from our holdings of local currency deposits and short-term financial instruments. Our sizable position in emerging markets debt (8% of net assets on December 31) was, on the whole, a positive influence on results. Although our small position in Russian bonds fared poorly, many of our investments in government and corporate issues in Latin America and elsewhere did well.

The fund's comparative results were hurt by our large exposure in Brazil, where the stock market felt the full effects of the Asian contagion and the repercussions from the events in Russia. Our Russian equity holdings were also hit hard. The largest--Unified Energy System--dropped 76.4% for the six months. We were hurt, too, by our fairly heavy concentration in Turkish stocks, including three banks that make up only 1% of the index but account for a little more than 2% of the fund's net assets. They are Yapi ve Kredi Bankasi (-54.7%), Turkiye Is Bankasi (-35.6%), and Turkiye Garanti Bankasi (-32.8%). The Turkish market, which has a history of sharp moves up and down, fell 44.6%, chiefly because of the spillover effect from the Russian crisis. It is worth noting that a number of our holdings in these countries have helped our results in the past, and we are confident that, by and large, they represent sound long-term investments in well-managed companies.

AN ATTRACTIVE OPPORTUNITY

We should remind ourselves that the rocky fiscal half year we have just completed was a continuation of the bear market that began in 1994. The nadir may have been reached this past September, when the EMF Index, on a total return basis, reached a level 55% below its 1994 high. It is not absolutely clear, however, that we have seen the end of the downslide. The decision to allow the Brazilian real to float freely has introduced a new element of uncertainty into the financial markets. Meanwhile, in some countries where we invest, the near-term economic outlook has been deteriorating, and the increase in the risk premium associated with falling securities prices threatens to have a further damp-ening effect on business activity.

                      Where the Fund's Assets Are Invested

                             PERCENT OF NEW ASSETS                                                          MARKET VALUE

                                                                                                   OF HOLDINGS

                                                                       MSCI EMF INDEX/1/                 12/31/98

                             12/31/97       6/30/98      12/31/98      6/30/98       12/31/98      (IN THOUSANDS)

ASIA/PACIFIC

China                        .6%            .7%          .6%           .7%           .7%           $78,285

Hong Kong                    .3             .7           .6            --            --            78,251

India                        6.6            5.6          4.8           6.5           7.9           617,559

Indonesia                    1.9            1.4          2.0           .9            1.8           254,065

Malaysia                     1.2            .9           .9            5.0           --            115,218

Pakistan                     .5             .1           .1            .4            .4            10,827

Philippines                  2.5            2.7          3.1           1.6           2.1           398,739

South Korea                  1.7            2.1          5.4           2.0/2/        10.7/2/       685,241

Sri Lanka                    .1             .1           .1            .1            .1            7,592

Taiwan                       5.9            6.5          7.1           9.4/3/        9.9/3/        914,472

Thailand                     .4             .5           .7            1.5           2.8           82,907

Vietnam                      .1             --           --            --            --            4,319

                             21.8            21.3          25.4          28.1        36.4          3,247,475

LATIN AMERICA

Argentina                    8.6            8.7          8.6           5.0           4.6           1,098,184

Brazil                       16.5           16.1         12.3          16.6          11.9          1,568,773

Chile                        2.1            3.2          3.7           4.6           4.5           475,843

Colombia                     .1             --           --            .8            .8            --

Ecuador                      .2             .1           --            --            --            4,153

Mexico                       12.1           10.8         12.5          12.1          11.3          1,599,637

Panama                       .1             .7           1.0           --            --            129,923

Peru                         1.6            2.0          1.7           1.3           1.0           222,487

Venezuela                    .5             1.3          .9            1.0           1.0           108,787

                             41.8           42.9         40.7          41.4          35.1          5,207,787

EASTERN EUROPE

Bulgaria                     .3             .2           .2            --            --            20,183

Czech Republic               .2             .3           .5            1.3           1.1           68,483

Hungary                      .6             .9           1.0           1.6           1.6           130,183

Kazakhstan                   --             --           --            --            --            896

Poland                       .9             1.4          1.8           .7            1.4           226,874

Republic of Croatia          .5             .8           .9            --            --            109,385

Russian Federation/4/        6.5            3.8          1.2           2.9           1.3           152,240

Slovakia                      .1            .1           --            --            --            5,568

Ukraine                      .1             .1           --            --            --            3,188

                             9.2            7.6          5.6           6.5           5.4           717,000



OTHER MARKETS

Botswana                     --             --           --            --            --            270

Egypt                        .1             .1           .1            --            --            15,002

Ghana                        .2             .2           .1            --            --            20,359

Greece                       1.0            2.1          2.6           5.0           7.3           332,016

Kenya                        --             --           --            --            --            761

Mauritius                    .1             .1           .1            --            --            7,909

Morocco                      .2             .3           .3            --            --            37,356

Nigeria                      --             --           .1            --            --            7,506

Portugal                     1.4            1.6          .9            --            --            115,420

South Africa                 4.8            4.5          4.7           11.9          10.3          600,050

Turkey                       5.0            6.0          3.9           3.3           2.0           501,805

                             12.8           14.9         12.8          20.2          19.6          1,638,454



Multinational                2.0            2.6          1.9                                       245,497

Other/5/                     .3             .5           1.5                                       195,586

Cash & Equivalents           12.1           10.2         12.1                                      1,545,982

TOTAL                        100.0%         100.0%       100.0%                                    $12,797,781


/1/ Morgan Stanley Capital International Emerging Markets Free (EMF) Index also includes Israel (3.6% at 6/30/98 and 3.3% at 12/31/98) and Jordan (0.2% at 6/30/98 and 0.2% at 12/31/98). A dash indicates that the market is not included in the index. Source: Morgan Stanley Capital International Perspective.

/2/ In September 1998, South Korea's weighting in the index was increased to reflect 100% of that country's market capitalization instead of 50%.

/3/ In September 1996, Taiwan was added to the EMF Index; its weighting reflects 50% of that country's market capitalization.

/4/ Includes investments in companies incorporated outside the region that have significant operations in the region.

/5/ Includes stocks in initial period of acquisition. Also may include investments in markets where the holdings represent a percentage of net assets of less than 0.05%.

Although the economies and equity markets in many developing countries are not turning around as fast as one might hope, we see signs of progress and believe that the rugged period we have been going through since '94 will be looked back upon years from now as an extraordinarily attractive buying opportunity. We have been treating it as such. Rather than scaling back our operations, we have continued to research companies aggressively, take advantage of attractive valuations and add selectively to the fund's portfolio.

Our longer range view remains unchanged. We believe the risk premium attached to emerging markets investing has become too large. Even assuming slower expansion in many countries, we expect more than two-thirds of the world's growth to come from the developing world over the next 20 years. This growth should proceed at a faster pace than in the industrialized nations, benefiting the securities of well-managed companies in developing countries.

Our investment strategy also remains unchanged. We start with stock selection; currency and country allocations are simply a residual of that approach. Given the recent turbulence in the financial markets, we have begun focusing even harder on the quality of managements and have become less willing to take positions where the decision to buy rests largely on a stock being inexpensive vis-a-vis other companies in the same industry.

In our view, the recent tendency of emerging markets to move downward in concert has been an aberration--a characteristic of this particular stage of the bear market. The fund remains broadly diversified, and we firmly believe this diversification is in our shareholders' best interests.

AN OPEN-END INTERVAL FUND

Finally, we should note that Emerging Markets Growth Fund anticipates reopening for additional purchases of its shares after the fiscal year ending June 30, 1999. At that time, it will convert to an open-end interval fund. This change will provide shareholders with an opportunity to redeem shares each month. We are pleased with the solid support shown by our investors and do not expect increased interest in selling shares. We look for the fund's share base to continue expanding as it has for some time--slowly, and under the careful supervision of an independent Board of Directors that has limited the growth of new sales each year.

On pages 5-7, you will find a brief overview of the markets that represent our largest areas of concentration. On page 8 there is a description of EMGF's adviser and additional information on our investment approach.

We look forward to reporting to you again in another six months.

Sincerely,

/s/ Walter P. Stern
Walter P. Stern
Chairman

/s/ Nancy Englander
Nancy Englander
President

February 5, 1999

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. All investments are subject to certain risks. Those which include common stocks are affected by fluctuating stock prices. Investments outside the United States, especially those in developing countries, are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation and periods of illiquidity. Accordingly, investors should maintain a long-term perspective.

HERE IS A BRIEF LOOK AT THE INVESTMENT LANDSCAPE IN THE MARKETS REPRESENTING EMERGING MARKETS GROWTH FUND'S FIVE LARGEST AREAS OF CONCENTRATION ON DECEMBER
31. OUR HOLDINGS IN THESE MARKETS ACCOUNT FOR NEARLY HALF OF NET ASSETS. (PERCENTAGE CHANGES FOR MARKETS AND STOCK PRICES ARE IN U.S. DOLLARS.)

MEXICO (12.5% OF NET ASSETS)

The fund's largest area of concentration, Mexico was adversely affected during the fiscal half year by its association in the minds of investors with Brazil and by falling oil prices. Economic activity slowed and is likely to slow further in 1999. With less revenue flowing into the government's coffers from Pemex, the state-owned petroleum monopoly, President Zedillo was forced to propose a relatively austere budget in November. It contained tax increases and generated the kind of lively, open debate that has been largely absent from Mexican politics during seven decades of one-party rule. The budget approved in late December sets the stage for what we expect will be disciplined growth in the future. Near term, however, Mexico's economy and financial markets will continue to feel the effects of events in Brazil and other countries that have been caught in the financial storm.

Lower prices for oil and other commodities have not severely impacted Mexico's total export earnings mainly because of the recent emergence of new export-oriented industries. Mexico has become more diversified economically and is one of the few developing countries recording gains in both employment and real wages.

The Zedillo administration is aiming to enter the presidential election year of 2000 with a stable currency and a favorable balance of payments, something the Institutional Revolutionary Party (PRI) has been unable to do during the past four presidential election years.

During the negotiations on the 1999 budget, a proposed excise tax on phone calls was cut out of the final package. This was a positive development for Telmex, Mexico's largest company and the fund's biggest holding (4.9% of net assets on December 31). Telmex continues to have good success as a provider of cellular service, and that part of its business should enjoy further gains in the coming year with the imposition of calling party pays, as cellular phone users are likely to give out their numbers more liberally if they know they won't be paying for incoming calls. The company faces increased competition for long-distance business, a comparatively small part of its operation. We have added to the fund's position in Telmex and trimmed back a few of our investments outside the telecommunications industry.

BRAZIL (12.3% OF NET ASSETS)

The devaluation of the real and subsequent decision to let it float in the currency markets was largely a response to events that took place during the fiscal half year. In August, when Russia devalued the ruble, defaulted on domestic debts and imposed a 90-day moratorium on external debt, the impact on Brazil was severe. Investors began moving substantial sums of money out of the country. The central bank was forced to use considerable reserves to defend the real against speculative attacks. Meanwhile, interest rates increased dramatically--into the 80%-100% range in some cases--and the economy stalled. The actions taken by Brazil's central bank in January represented an attempt to establish a more realistic value for the real and create conditions that could eventually lead to lower interest rates and help pull the country out of recession.

The Brazilian stock market fluctuated widely during the half year. It turned down after the Russian devaluation and default and then rallied for a while before sinking again in early December, after Congress failed to pass tax increases called for by President Cardoso. A few weeks later, when it became clear that the Cardoso administration would get higher taxes after all, the market firmed up again for a short time. However, it finished the six-month period down 28.2%.

We have made some changes in our Brazilian investments. Taking advantage of price weakness, we have added to our holdings in several of the new companies created by the privatization of the fixed-line, cellular and long-distance components of Telecomunicacoes Brasileiras (Telebras), Brazil's biggest telephone company. The opportunities created by the privatization are reminiscent of those presented in the United States by the breakup of AT&T in the 1980s--ideal for those investors willing and able to sort through the details and find undervalued situations. At the same time, on a larger scale than in Mexico, we have reduced our investments in a number of other industries. We believe these changes place the fund in a good position to benefit from Brazil's excellent long-term growth potential while weathering whatever additional turbulence may develop in the financial markets.

ARGENTINA (8.6% OF NET ASSETS)

The recession rolling across Latin America was felt throughout Argentina during the July-December period. The economy, which a year earlier had been growing rapidly, became increasingly sluggish. Unemployment, which has been chronically high for some time, rose further, and exports of numerous products, including cars, softened. The Argentine economy is domestically oriented, and it is unclear how much it may actually be hurt in the coming year by declining exports to Brazil, its principal trading partner. The answer is likely to depend on the severity of Brazil's economic slump and the impact of its devalued currency on foreign trade. We are optimistic that the Argentine economy, which is blessed with low inflation and anchored by a sound banking system, may be able to work its way through this recession with only moderate damage.

President Menem apparently has decided against running for re-election in 1999, but he is likely to remain a behind-the-scenes power in the Paretido Justicialista or Peronist party. His successor as party nominee is expected to be Eduardo Duhalde, who will square off against Fernando de la Rua, currently the mayor of Buenos Aires, in the October election. We would be surprised if that election produces drastic changes in economic policy.

For the six months ended December 31, the Argentine stock market was down 9.4%. Emerging Markets Growth Fund's principal Argentine investments are two telecommunications providers that have long served different parts of the country. They will begin to compete head to head in the coming year. Telecom Argentina currently covers the northern region. Telef<UNDEF>nica de Argentina covers the south, including the city of Buenos Aires. Competition between them could put pressure on prices and earnings for a period of time. Both are well-managed companies carrying attractive valuations, so we believe both may do well once the Argentine economy resumes its pattern of impressive growth.

TAIWAN (7.1% OF NET ASSETS)

The Taiwanese economy slowed during the July-December period and is now growing at a rate of between 4% and 5% a year. This is about half of its average for the past 30 years and the lowest level in more than a decade. Still, 4%-5% is considerably more robust than the current pace of business activity in most other Asian countries.

In recent months, the government has taken a number of steps aimed at minimizing the impact of the region's troubles on the domestic economy. It has cut interest rates, reduced bank reserve ratios, increased government spending on construction projects and announced a plan to provide state-backed loans to companies with financial problems.

The government, which is controlled by the Nationalist Party (Kuomingtang), also has organized a stock market bailout for the second time in four years (the first was in 1996, after the financial markets were rattled by the test-firing of Chinese missiles in nearby waters). One feature of the latest bailout allows banks and insurers contributing to a government fund that buys stocks to carry those securities on the books as long-term investments; this means losses taken on shares that were bought to prop up the market do not have to be reported at the present time for tax purposes.

Taiwan's equity market declined a relatively modest 5.0% in the fiscal half year. EMGF owns shares in 19 Taiwanese companies. We have generally avoided financial stocks because of concern over problems in the country's banking system. Our holdings are heavily concentrated in export-oriented technology firms. The two largest positions are Taiwan Semiconductor Manufacturing (TSMC), the world's biggest integrated circuit foundry, and Asustek, a producer of printed circuit boards. Between them, these two companies account for about 4% of the fund's net assets. Both firms have managed to increase market share in their niches of the technology business, and both have shown better than expected earnings growth. For the six months, the price of Asustek shares rose 14.4%, while TSMC was up 6.8%.

SOUTH KOREA (5.4% OF NET ASSETS)

A year ago, South Korea's economy was sinking into recession. High interest rates were stifling growth. The won was under attack, and currency outflows had almost bankrupted the country. In a symbolic protest against foreign ownership of local businesses, some Koreans were refusing to eat American-style fried chicken at KFC restaurants. In the months that followed, the stock market continued to fall, and the country's finance minister, Kang Kyong-shik, was sacked, charged with gross negligence in the implementation of economic policy, and imprisoned for three months.

The situation since then has changed rather dramatically. Interest rates have come down. Retail sales are still sluggish, but industrial production is up, and the recession shows evidence of having hit bottom. The currency situation has improved, and foreign investors are being welcomed once again. Although Mr. Kang is still being held accountable for past policy failures, he is now out on bail.

Emerging Markets Growth Fund owns securities in 19 Korean companies, the largest of which is Samsung. Most of our holdings have participated in the recent stock market rally.

We have been monitoring the upturn in South Korea with cautious optimism. In our view, this country could be among the first to emerge from the region's severe slump. At the same time, we believe its economy would benefit from further restructuring and reforms. We welcome actions that have been taken to open financial markets to foreign investors and evidence of increased receptiveness among government officials and the public toward foreign investment.

About the Fund and its Adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies domiciled in developing countries. The premise behind the formation of EMGF was that rapid growth in these countries can create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage Emerging Markets Growth Fund. The fund started with $50 million in assets, 13 institutional shareholders and a small portfolio of stocks representing four markets. Today it has more than $12 billion in assets, 753 institutional and individual investors, and a portfolio of securities representing more than 400 companies based in over 40 nations. As Emerging Markets Growth Fund has grown, its adviser has steadily expanded its research activities in developing countries and devoted increased resources to the task of managing emerging markets investments.

Capital International, Inc., a subsidiary of Capital Group International, Inc., is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. The organization has been involved in international investing since the 1950s and has become one of the world's largest managers of emerging markets assets.

The investment management affiliates of Capital Group International, Inc. employ a value-oriented and research-driven approach. They maintain a global investment intelligence network that continues to grow and currently employs more than 100 investment professionals based on three continents. They include analysts and portfolio counselors, born in over 30 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies, including hundreds of firms based in less-developed countries. Currently more than 30 of the organization's analysts cover emerging markets, compared with four when EMGF began.

This extensive research effort combines intensive company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies--and the funds they manage, including Emerging Markets Growth Fund--an important competitive edge.

EMERGING MARKETS GROWTH FUND
Investment Portfolio - December 31, 1998

          (Unaudited)

                                                                   Equity Securities
                                                                              Common     Preferred     Convertible
           Percent of
INDUSTRY DIVERSIFICATION                                                      Stocks        Stocks           Bonds     Bonds
           Net Assets

Telecommunications                                                               16.5  %       3.89  %            0  %   0.05  %
                 20.44 %
Banking                                                                          5.97          2.27               0      0.04
                  8.28
Beverages & Tobacco                                                              6.13          1.69               0
                  7.82
Electronic Components                                                            5.29             0            0.04
                  5.33
Utilities: Electric & Gas                                                        3.05          1.73               0
                  4.78
Energy Sources                                                                   3.57          0.51            0.01
                  4.09
Merchandising                                                                    2.75          0.03               0
                  2.78
Other Industries                                                                25.72          0.76            0.42       7.5
                  34.4

                                                                                68.98  %      10.88  %         0.47  %   7.59  %
                 87.92
Short-Term Securities
                 12.24
Excess of liabilities over cash and receivables, including
  net unrealized depreciation on foreign currency contracts
                 (.16)
Net Assets
                100.00 %


TEN LARGEST EQUITY HOLDINGS                                                                            Percent of
Net Assets     Percent of Gain/Loss for the

Telefonos de Mexico (Telemex)                                                                                  4.93  %
              +  1.48  %
Samsung Electronics                                                                                            2.66
              +123.79
Taiwan Semiconductor Manufacturing                                                                              2.5
              +  6.78
Telefonica de Argentina                                                                                        1.82
              - 13.71
Asustek Computer                                                                                               1.62
              + 14.38
Compania de Telecommunicaciones de Chile                                                                       1.57
              +  1.85
Cifra                                                                                                          1.56
              - 17.07
Banco Itau                                                                                                     1.49
              - 14.42
Hellenic Bottling                                                                                              1.47
              -  0.21
Telecom Argentina                                                                                              1.38
              -  7.35


*The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.

EMERGING MARKETS GROWTH FUND, INC.
Investment Portfolio - DECEMBER 31, 1998

                                                                                          Number of
EQUITY SECURITIES                                                                             Shares         Market       Percent
(common and preferred stocks                                                                      or          Value        of Net
  and convertible debentures)                                                              Principal          (000)        Assets
                                                                                              Amount

Argentina - 6.68%
Banco de Galicia y Buenos Aires SA, Class B                                                 3,001,324       $13,218
Banco de Galicia y Buenos Aires SA, Class B (ADR)                                           3,917,713         69,050           .64
Banco Frances del Rio de la Plata SA                                                          743,100          5,281
Banco Frances del Rio de la Plata SA (ADR)                                                  1,090,439         22,627           .22
Banco Rio de la Plata SA, Class B (ADR)                                                     5,267,400         68,476           .54
BI SA  (acquired 10/21/93, cost: $5,755,000)(1)                                             6,130,000          6,437           .05
CEI Citicorp Holdings SA, Class B(2)                                                          120,770            375
Disco SA (ADR)(2)                                                                             777,900         15,850           .12
Hidroneuquen SA (acquired 11/11/93, cost: $29,086,000)(1,2,3)                              28,022,311         29,086           .22
IRSA Inversiones y Representaciones SA(1)                                                   6,534,903         17,923
IRSA Inversiones y Representaciones SA (GDR)(1)                                               866,987         24,113           .35
IRSA Inversiones y Representaciones SA 4.50% convertible
bond August 2, 2003 (acquired 5/28/97,cost:$3,943,000)(1,3)                                 3,400,000          3,332
Nortel Inversora SA, Class A, preferred (ADR)
 (acquired 11/24/92, cost:$4,944,000)(1)                                                      714,550          9,244
Nortel Inversora SA, Class B, preferred (ADR)                                               1,712,140         27,394           .29
Perez Companc SA, Class B                                                                   5,111,457         21,642
Perez Companc SA, Class B (ADR)                                                                13,881            118           .17
Sociedad Comercial del Plata SA                                                             1,059,290            747           .01
Telecom Argentina STET-France Telecom SA, Class B                                           2,800,000         15,835
Telecom Argentina STET-France Telecom SA, Class B (ADS)                                     5,837,200        160,523          1.38
Telefonica de Argentina SA, Class B                                                         4,910,000         14,007
Telefonica de Argentina SA, Class B (ADS)                                                   7,840,900        219,055          1.82
YPF SA, Class D (ADR)                                                                       3,979,800        111,185           .87
                                                                                                         ----------    ----------
                                                                                                             855,518          6.68
                                                                                                         ----------    ----------
Botswana - 0.00%
Sechaba Breweries Ltd.                                                                        233,900            270           .00
                                                                                                         ----------




Brazil - 11.71%
Aracruz Celulose SA, Class B, preferred nominative (ADR)                                      533,550          4,268           .03
Banco Bradesco SA, preferred nominative                                                 9,497,135,214         52,675
Banco Bradesco SA, preferred nominative rights,
 expire February 10, 1999(2)                                                              406,626,659            236           .41
Banco do Estado de Sao Paulo SA, preferred nominative                                     416,041,700         17,220           .13
Banco Itau SA, preferred nominative                                                       390,527,500        190,736          1.49
Banco Nacional SA, preferred nominative(2)                                                215,940,814             -
Banco Nacional SA, ordinary nominative(2)                                                   2,500,000             -             -
Banco Real de Investimento SA, preferred nominative                                         4,674,000          8,977           .07
Banco Real SA, preferred nominative                                                        10,830,650         10,400           .08
Bompreco SA Supermercados do Nordeste                                                         479,000          3,593           .03
Brasmotor SA, preferred nominative                                                         28,143,932          2,796           .02
Centrais Eletricas Brasileiras SA - ELETROBRAS, Class B,
 preferred nominative (ADR)                                                                 7,525,674         67,731
Centrais Eletricas Brasileiras SA - ELETROBRAS,
 ordinary nominative                                                                       47,394,000            816           .90
Centrais Eletricas Brasileiras SA - ELETROBRAS,
 ordinary nominative (ADR)                                                                  5,847,450         46,780
Centrais Geradoras do Sul do Brasil SA - GERASUL,
 preferred nominative, Class B (ADR)(2)                                                       664,678          3,822
Centrais Geradoras do Sul do Brasil SA - GERASUL,
 ordinary nominative (2)                                                                   66,330,000             87           .06
Centrais Geradoras do Sul do Brasil SA - GERASUL,
 ordinary nominative (ADR)(2)                                                                 646,609          3,880
Cia. Cervejaria Brahma, preferred nominative                                              179,628,137         78,513
Cia. Cervejaria Brahma, preferred nominative (ADR)                                          7,345,200         69,320          1.15
Cia. Cervejaria Brahma, ordinary nominative                                                   224,483             99
Cia. Ciminto Portland Itau, preferred nominative                                           32,712,300          3,723           .03
Cia de Eletricidade do Estado do Rio de Janeiro - CERJ,
 ordinary nominative (2)                                                               54,454,482,525         18,031           .14
Cia. de Tecidos Norte de Minas- COTEMINAS
 preferred nominative                                                                      93,094,466         10,018
Cia. de Tecidos Norte de Minas- COTEMINAS                                                                                      .10
 ordinary nominative (GDR)                                                                    535,000          2,475
Cia. Energetica de Minas Gerais-CEMIG,
 preferred nominative                                                                     807,913,110         15,382
Cia. Energetica de Minas Gerais-CEMIG,
 preferred nominative (ADR)                                                                 4,230,580         79,852           .81
Cia. Energetica de Minas Gerais-CEMIG,
 preferred nominative (ADR)
  (acquired 6/21/96, cost: $9,501,000)(1)                                                     457,575          8,637
Cia. Paranaense de Energia-COPEL, Class B,
 preferred nominative                                                                   2,760,117,562         19,878
Cia. Paranaense de Energia- COPEL, Class B,
 preferred nominative (ADR)                                                                 3,499,800         24,936           .41
Cia. Paranaense de Energia -COPEL,
 ordinary nominative                                                                    1,359,819,600          7,767
Cia. Paulista de Forca e Luz - CPFL,
 preferred nominative                                                                         651,445             43
Cia. Paulista de Forca e Luz - CPFL,                                                                                           .15
 ordinary nominative                                                                      259,336,000         18,677
Cia. Vale do Rio Doce (ADR)                                                                 3,454,037         44,039           .34
Consorcio Real Brasileiro de Administracao SA, Class F,
 preferred nominative                                                                       1,414,000          2,575           .02
Dixie Toga SA, preferred nominative                                                         2,091,000            623
ELETROPAULO - Eletricidade de Sao Paulo SA,
 preferred nominative                                                                      35,298,925          1,636           .01
Embratel participacoes SA preferred nominative(2)                                             552,090              8
Embratel participacoes SA preferred nominative (ADR)(2)                                     5,370,295         74,849           .59
Embratel participacoes SA ordinary nominative(2)                                          171,173,600          1,488
Empresa Nacional de Commercio Redito SA - Encopar,
 preferred nominative                                                                      31,438,488             47           .00
Globa Cabo, preferred nominative (ADR) (2)                                                  1,446,000          3,254           .03
GP Capital Partners, LP
 (acquired 1/28/94, cost: $20,809,000)(1,2)                                                    27,000         18,965           .15
LIGHT - Servicos de Eletricidade SA, ordinary nominative                                   47,495,688          5,780           .05
Mesbla SA, preferred nominative  (2)                                                      111,674,640             24
Mesbla SA, ordinary nominative  (2)                                                     1,041,447,836            259
Mesbla SA, ordinary nominative, rights(2)                                               2,289,787,401            114           .00
Petroleo Brasileiro SA - PETROBRAS, preferred nominative                                  580,236,000         65,805           .51
REAL Concorcio Participacoes preferred nominative(2)                                        1,414,000          1,939           .02
REAL Holdings Participacoes, preferred nominative(2)                                        4,674,000          6,949           .06
REALPAR Participacoes Class A, preferred nominative(2)                                          3,000              4           .00
REAL SA participacoes e Administracao, Class A,
 preferred nominative                                                                           3,000              5
Sadia Concordia SAIC, preferred nominative                                                  4,882,000          2,506           .02
SA White Martins, ordinary nominative                                                      11,983,844          5,754           .05
Souza Cruz SA, ordinary nominative                                                          2,861,000         18,473           .14
Tele Celular Sul Participacoes SA, preferred nominative(2)                                 60,052,090            101           .00
Tele Celular Sul Participacoes SA, preferred nominative (ADR)(2)                              509,450          8,884           .07
Tele Celular Sul Participacoes SA, ordinary nominative(2)                                 172,290,100            160           .00
Tele Centro Oeste Celular Participacoes SA,
 preferred nominative(2)                                                                      552,090              1           .00
Tele Centro Oeste Celular Participacoes SA,
 preferred nominative (ADR) (2)                                                             1,686,234          4,953           .04
Tele Centro Oeste Celular Participacoes SA,
 ordinary nominative (2)                                                                  171,061,600            134           .00
Tele Centro Sul Participacoes SA, preferred nominative (2)                                    552,090              5           .00
Tele Centro Sul Participacoes SA, preferred nominative (ADR)                                  940,499         39,325           .32
Tele Centro Sul Participacoes SA, ordinary nominative (2)                                 171,061,600          1,133
Telecomunicacoes Brasileiras SA (Telebras),
 preferred nominative (ADR)                                                                 1,430,686            156           .00
Telecomunicacoes Brasileiras SA (Telebras),
 ordinary nominative                                                                        5,636,300              0
Telecomunicacoes de Sao Paulo SA - Telesp,
 preferred nominative                                                                     545,908,566         74,430           .59
Telecomunicacoes de Sao Paulo SA - Telesp,
 ordinary nominative (2)                                                                   35,164,592            793
Telecomunicacoes de Sao Paulo SA - Telesp Celular, Class B,
 preferred nominative (2)                                                                 613,609,551         26,972
Telecomunicacoes de Sao Paulo SA - Telesp Celular,
 ordinary nominative (2)                                                                  151,639,592         13,055           .31
Tele Leste Celular Participacoes SA, preferred nominative (2)                                 552,090              0           .00
Tele Leste Celular Participacoes SA, preferred nominative (ADR)                                95,090          2,698           .02
Tele Leste Celular Participacoes SA, ordinary nominative (2)                              171,061,600             68
Telemig Celular Participacoes SA, preferred nominative (2)                                    552,090              1
Telemig Celular Participacoes SA, preferred nominative (ADR) (2)                              237,725          5,052
Telemig Celular Participacoes SA, ordinary nominative (2)                                 171,061,600            120           .10
Telemig Celular Participacoes SA, Class C
 preferred nominative (2)                                                                 385,195,000          7,557
Tele Nordeste Celular Participacoes SA,
 preferred nominative (2)                                                                     552,090              1           .00
Tele Nordeste Celular Participacoes SA,
 preferred nominative (ADR) (2)                                                               264,325          4,890           .04
Tele Nordeste Celular Participacoes SA,
 ordinary nominative (2)                                                                  171,061,600             86           .00
Tele Norte Celular Participacoes SA, preferred nominative (2)                                 552,090              0           .00
Tele Norte Celular Participacoes SA, preferred nominative (ADR) (2)                            95,090          2,146           .02
Tele Norte Celular Participacoes SA, ordinary nominative (2)                              171,061,600             55           .00
Tele Norte Leste Participacoes SA, preferred nominative (2)                                   552,090              7           .00
Tele Norte Leste Participacoes SA, preferred nominative (ADR) (2)                           4,410,995         54,862           .44
Tele Norte Leste Participacoes SA, ordinary nominative (2)                                171,061,600          1,402
Telesp Celular Participacoes SA, preferred nominative (2)                                  60,052,090            442           .00
Telesp Celular Participacoes SA, preferred nominative (ADR) (2)                             1,902,838         33,300           .27
Telesp Celular Participacoes SA, ordinary nominative (2)                                  171,174,100            737
Telesp Participacoes SA, preferred nominative (2)                                             552,090             13           .00
Telesp Participacoes SA, preferred nominative (ADR)                                         3,963,295         87,688           .71
Telesp Participacoes SA, ordinary nominative (2)                                          162,602,100          2,086
Tele Sudeste Celular Participacoes SA, preferred nominative (2)                               552,090              2           .00
Tele Sudeste Celular Participacoes SA, preferred nominative (ADR)                             911,299         18,852           .15
Tele Sudeste Celular Participacoes SA, ordinary nominative (2)                            171,061,600            481           .00
Unibanco - Uniao de Bancos Brasileiros SA, units (GDR)                                      5,285,150         76,304           .61
Usinas Siderurgicas de Minas Gerais SA,
 preferred nominative (ADR)
 (acquired 9/1/93, cost: $7,598,000) (1)                                                    1,224,205          2,601           .02
                                                                                                         ----------    ----------
                                                                                                           1,498,017         11.71
                                                                                                         ----------    ----------




Chile - 3.72%
Antofagasta Holdings PLC                                                                    4,836,130         14,440           .11
Compania Cervecerias Unidas SA (ADS)                                                        1,144,700         22,035           .17
Compania de Telecomunicaciones de Chile SA (ADR)                                            9,681,805        200,292          1.57
Distribucion y Servicio D&S SA (ADR)                                                        1,711,500         19,682           .15
Embotelladora Andina SA, Class A, preferred (ADR)                                           3,069,450         44,507
Embotelladora Andina SA, Class B, preferred (ADR)                                           1,871,400         24,328           .54
Empresa Nacional de Electricidad SA (ADR)                                                   9,099,409        103,506           .81
Enersis SA (ADR)                                                                            1,100,456         28,406           .22
Gener SA (ADR)                                                                                248,643          3,978           .03
Santa Isabel SA (ADR)                                                                         889,500          5,893           .05
Sociedad Quimica y Minera de Chile SA, Class B (ADR)                                          260,500          8,776           .07
                                                                                                         ----------    ----------
                                                                                                             475,843          3.72
                                                                                                         ----------    ----------


China  - 0.61%
China Eastern Airlines Corp. Ltd., Class H (2)                                             41,520,000          2,787
China Eastern Airlines Corp. Ltd., Class H  (ADR) (2)                                         175,700          1,098           .03
China Resources Beijing Land Ltd.                                                          35,079,400          8,739           .07
China Telecom (Hong Kong) Ltd.  (2)                                                        11,366,000         19,660           .15
China Yuchai International Ltd. (2)                                                           904,300            509           .00
Guang Dong Electric Power Development Co. Ltd., Class B                                     3,191,448            869           .01
Huaneng Power International, Inc., Class N  (ADR) (2)                                         808,100         11,718           .09
Jiangsu Expressway Co. Ltd.,Class H                                                         4,172,400            910           .01
Jiangxi Copper Co. Ltd., Class H                                                           18,071,500          1,026           .01
Ng Fung Hong Ltd.                                                                          32,634,500         29,277           .23
Qingling Motors Co.,Ltd., Class H                                                           9,636,200          1,692           .01
                                                                                                         ----------    ----------
                                                                                                              78,285           .61
                                                                                                         ----------    ----------


Republic of Croatia  - 0.85%
PLIVA d.d. (GDR)                                                                            6,589,453        109,385           .85
                                                                                                         ----------    ----------
                                                                                                             109,385           .85
                                                                                                         ----------    ----------

Czech Republic - 0.54%
CESKE RADIOKOMUNIKACE AS (GDR) (2)                                                            348,400         11,236           .09
SPT TELECOM, a.s.   (2)                                                                     3,752,840         57,247           .45
                                                                                                         ----------    ----------
                                                                                                              68,483           .54

Ecuador - 0.01%
La Cemento Nacional SA (GDR)(3)                                                                13,030          1,342           .01
                                                                                                         ----------    ----------


Egypt - 0.12%
AL-Ahram Beverages Co. (GDR)(2,3)                                                             520,000         15,002           .12
                                                                                                      -------------  ------------

Finland - 0.00%
Sonera (American Depositary Receipts)                                                                              0           .00
                                                                                                      -------------  ------------




Ghana - 0.16%

Ashanti Goldfields Co. Ltd. (GDR)                                                             860,000          8,062
Ashanti Goldfields Co. Ltd.                                                                                                    .16
 5.50% exchangeable note March 15, 2003                                                  $15,970,000          12,297
                                                                                                         ----------    ----------
                                                                                                              20,359           .16
                                                                                                         ----------    ----------


Greece - 2.59%
Aluminium de Grece SAIC (3)                                                                   377,540         21,973           .17
Ergobank SA                                                                                   766,310         88,625           .69
Hellenic Bottling Co. SA                                                                    6,110,090        188,548          1.47
Katselis Sons SA                                                                                5,620             51           .00
Titan Cement Co. SA                                                                           427,644         32,819           .26
                                                                                                         ----------    ----------
                                                                                                             332,016          2.59
                                                                                                         ----------    ----------


Hong Kong - 0.61%
China - Hongkong Photo Products Holdings Ltd.                                              12,491,900          1,193           .01
China Resources Enterprise, Ltd.                                                           44,785,300         69,950           .54
Legend Holdings Ltd                                                                        20,208,100          7,108           .06
Siu-Fung Ceramics Holdings Ltd. (2)                                                         7,869,409              0           .00
                                                                                                         ----------    ----------
                                                                                                              78,251           .61
                                                                                                         ----------    ----------

Hungary - 1.02%
Gedeon Richter Ltd.                                                                           926,500         39,475           .31
Graboplast Textil- es Muborgyarto Rt.                                                         141,200          1,079           .01
MATAV, Hungarian Telecommunications Co. Ltd                                                12,271,550         70,151           .55
Mezogep (2)                                                                                   268,700          3,743           .03
MOL Magyar Olaj- es Gazipari Rt. (GDR)                                                        570,100         15,735           .12
                                                                                                         ----------    ----------
                                                                                                             130,183          1.02
                                                                                                         ----------    ----------


India - 4.82%
Asian Paints (India) Ltd.                                                                     544,600          3,654           .03
Bajaj Auto Ltd.                                                                             4,808,150         59,082
Bajaj Auto Ltd. (GDR)                                                                         441,800          6,737           .51
Bharat Petroleum Corp. Ltd.                                                                 4,135,200         22,734           .18
Cadbury India                                                                                   9,000            101           .00
Carrier Aircon Ltd.                                                                           911,500          4,218           .03
Credit Rating Information Services of India                                                    15,000            153           .00
Cummins India Ltd.                                                                          1,850,000         13,411           .10
Digital Equipment (India) Ltd.                                                                 40,000            142           .00
East India Hotels Ltd. (2)                                                                    869,065          4,812           .04
Essar Steel Ltd.                                                                                  300             -            .00
Flex Industries Ltd.                                                                          260,480             49           .00
Flex Industries Ltd., warrants, expire November 23, 1999 (2)                                  116,210              0           .00
Grasim Industries Ltd.                                                                            479              2           .00
Grasim Industries Ltd. (GDR)                                                                       20              0           .00
Hindalco Industries Ltd.                                                                    1,917,095         23,160
Hindalco Industries Ltd, (GDR)                                                                549,226          6,316           .23
Hindustan Lever Ltd.                                                                        2,840,400        111,494           .87
Hindustan Petroleum Corp. Ltd.                                                              3,529,300         19,560           .15
Housing Development Finance Corp. Ltd.                                                        294,300         15,114           .12
Indian Aluminium Co., Ltd.                                                                    776,520          1,657           .01
Indian Rayon and Industries Ltd.                                                            1,527,825          4,052
Indian Rayon and Industries Ltd. (GDR)                                                        560,300          1,429           .04
Indo Gulf Fertilisers and Chemicals Corp. Ltd.                                              2,155,200          1,420
Indo Gulf Fertilisers and Chemicals Corp. Ltd.(GDR)                                         1,770,900          1,195           .02
Industrial Credit and Investment Corp. of India Ltd.                                            1,330              1           .00
Infosys Technologies Ltd.                                                                      11,000            767           .01
Ispat Industries Ltd. 3.00% convertible Eurobond
 April 1, 2001                                                                            $4,624,000           1,110
Ispat Industries Ltd. 3.00% convertible bond April 1, 2001                                                                     .02
 (acquired 3/1/94, cost: $6,279,000) (1)                                                  $6,375,000           1,530
I.T.C. Ltd.                                                                                   176,147          3,118           .02
LML Ltd.                                                                                       41,900             73           .00
Madras Cements Ltd.                                                                            22,000          2,126           .02
Mahanagar Telephone Nigam Ltd. (2)                                                         22,227,300         95,993
Mahanagar Telephone Nigam Ltd.(GDR)                                                           895,100         11,077           .84
Mahindra & Mahindra Ltd.                                                                    2,658,516         10,341
Mahindra & Mahindra Ltd. (GDR)                                                                997,333          3,964
Mahindra & Mahindra Ltd. 5.00% convertible bond                                                                                .16
 July 9, 2001 (acquired 7/3/96; cost: $5,953,000)                                         $5,954,000           5,478
Master Gain Scheme (2)                                                                        112,800             24           .00
Max India Ltd.                                                                                304,497          1,080
Max India Ltd. 12.50% nonconvertible debenture                                                                                 .01
 March 2, 2004                                                                               $41,957             203
Motor Industries Co. Ltd. (3)                                                                 201,855         17,368           .14
Nicholas Piramal India Ltd. (3)                                                             1,885,700         15,281           .12
Niko Resources Ltd. (2)                                                                     1,000,000          3,653           .03
Ranbaxy Laboratories Ltd.                                                                   3,199,900         20,258
Ranbaxy Laboratories Ltd.(GDR)                                                              1,769,050         15,745           .28
Raymond Woollen Mills Ltd.                                                                        200              0           .00
Reliance Industries Ltd.                                                                   15,560,035         43,870
Reliance Industries Ltd. (GDR)                                                                667,150          3,886           .37
Tata Engineering and Locomotive Co. Ltd.                                                       77,400            300           .00
United Phosphorus Ltd. (2)                                                                    822,700          2,513
United Phosphorus Ltd. (GDR)                                                                  358,964            719           .03
Videsh Sanchar Nigam Ltd.                                                                     986,800         18,075
Videsh Sanchar Nigam Ltd. (GDR)                                                             1,824,600         22,579           .32
Zee Telefilms Ltd. (3)                                                                      1,017,200         15,323           .12
                                                                                                         ----------    ----------
                                                                                                             616,947          4.82
                                                                                                         ----------    ----------

Indonesia - 1.78%

APP Finance (VII) Mauritius convertible bond 3.50%
 April 30, 2003 (acquired 4/23/98, cost: $6,180,000)(1)                                   $6,180,000           3,368           .03
Asia Pacific Resources International Holdings Ltd., Class A(2)                              2,445,269          1,681           .01
Asia Pulp & Paper Co. Ltd. (ADR) (2)                                                        2,744,300         22,469           .18
PT Astra Internasional (2)                                                                 94,513,300         12,117           .09
PT Bank Internasional Indonesia                                                            10,231,459            295
PT Bank Internasional Indonesia, warrants,
 expire January 17, 2000 (2)                                                                  909,462              8           .00
PT BAT Indonesia                                                                              531,000          1,021           .01
Gulf Indonesia Resources Ltd. (2)                                                             484,700          3,150           .03
PT Hanjaya Mandala Sampoerna Tbk                                                           29,150,500         19,714           .15
PT Indah Kiat Pulp & Paper Corp. Tbk                                                      183,914,600         51,284           .40
PT Indofood Sukses Makmur Tbk                                                              75,844,400         39,381           .31
PT Indo-Rama Synthetics                                                                    32,292,400          5,900           .05
PT International Nickel Indonesia                                                           4,274,500          1,534           .01
PT Jaya Real Property                                                                       1,549,000             59           .00
PT Modern Photo Film Co. (2)                                                               10,500,800            673           .01
PT Mulia Industrindo                                                                        7,175,572            345           .00
PT Pabrik Kertas Tjiwi Kimia                                                               11,653,272          3,100
PT Pabrik Kertas Tjiwi Kimia warrants expire July 15, 2002 (2)                                410,175             49           .02
Perusahaan Perseroan (Persero) PT Indonesian
 Satellite Corp.                                                                            3,701,500          4,947
Perusahaan Perseroan (Persero) PT Indonesian                                                                                   .24
 Satellite Corp. (ADR)                                                                      2,102,330         25,622
Perusahaan Perseroan (Persero) PT Telekomunikasi
 Indonesia, Class B                                                                        42,093,500         14,571
Perusahaan Perseroan (Persero) PT Telekomunikasi                                                                               .15
 Indonesia, Class B (ADR)                                                                     729,000          4,739
PT Semen Gresik (GDR)                                                                      11,314,600         12,040           .09
PT United Tractors (2)                                                                        466,000             30           .00
                                                                                                         ----------    ----------
                                                                                                             228,097          1.78
                                                                                                         ----------    ----------

                                                                                                         ----------    ----------
Kazakhstan  - 0.01%
JSC Kazkommertsbank (ADR)
 (acquired 9/10/97, cost: $4,024,000)  (1)(2)                                                 154,000            896           .01
                                                                                                       ------------    ----------

Kenya  - 0.01%
Kenya Commercial Bank                                                                         768,000            761           .01


Malaysia  - 0.90%

Amway (Malaysia) Holdings Bhd.                                                              1,721,200          2,473           .02
Commerce Asset-Holding Bhd.                                                                   372,000            201           .00
Edaran Otomobile Nasional Bhd.                                                                183,000            202           .00
Guinness Anchor Bhd.                                                                        7,028,000          4,945           .04
Hap Seng Consolidated Bhd.                                                                 13,566,100          6,123           .05
Hong Leong Credit Bhd.                                                                      1,833,600            939
Hong Leong Credit Bhd.,                                                                                                        .01
 warrants, expire December 27, 2001 (2)                                                       174,400             16
IJM Corp. Bhd.                                                                             10,305,714          4,537           .04
IOI Corp. Bhd.                                                                             25,909,500         10,405           .08
Leader Universal Holdings Bhd.                                                              8,535,000          1,651           .01
Malaysian Airline System Bhd.                                                                 711,000            272           .00
Malaysian Pacific Industries Bhd                                                            2,132,800          2,043           .02
Nestle (Malaysia) Sdn. Bhd.                                                                 5,548,100         15,535           .12
Oriental Holdings Bhd.                                                                      3,279,820          3,534           .03
O.Y.L. Industries Bhd.                                                                        364,000            637           .00
PPB Oil Palms Bhd.                                                                          5,588,800          2,996           .02
Road Builder (M) Holdings Bhd.                                                              2,944,000          1,985           .02
Rothmans of Pall Mall (Malaysia) Bhd.                                                       2,147,500          8,861           .07
Sime Darby Bhd.                                                                            23,549,000         18,913           .14
Sime UEP Properties Bhd.                                                                    3,461,700          2,296           .02
Star Publications (Malaysia) Bhd.                                                           2,365,000          2,353           .02
Tan Chong Motor Holdings Bhd.                                                               4,937,000          1,119           .01
UMW Holdings Bhd.                                                                           6,930,859          5,107           .04
UMW Holdings Bhd., warrants, expire January 26, 2000  (2)                                     574,819             91
YTL Corp. Bhd.                                                                             17,854,900         16,248           .13
YTL Power International Bhd. (2)                                                            3,152,000          1,736           .01

                                                                                                         ----------    ----------
                                                                                                             115,218           .90
                                                                                                         ----------    ----------
Mauritius  - 0.06%
State Bank of Mauritius                                                                    10,927,000          7,909           .06
                                                                                                         ----------    ----------

Mexico  - 10.56%
Apasco, SA de CV                                                                            2,472,576          8,719           .07
Carso Global Telecom, SA de CV                                                              2,993,300         10,102           .08
Cemex, SA de CV, Class A                                                                    2,956,762          6,483
Cemex, SA de CV, Class B                                                                   13,254,251         33,280
Cemex, SA de CV, Class B (ADR)                                                              1,451,500          7,076           .48
Cemex, SA de CV, ordinary participation certificates                                        6,726,075         14,510
Cemex,SA de CV, ordinary participation certificates(ADR)                                       24,506            104
Cifra, SA de CV, Class C (2)                                                               48,679,034         60,006
Cifra, SA de CV, Class V                                                                   97,841,753        118,632          1.56
Cifra, SA de CV, Class V (ADR)                                                              1,701,643         20,420
Coca-Cola FEMSA, SA de CV, Class L (ADR)                                                    1,361,300         18,037           .14
Consorcio International Hospital, SA de CV, convertible
preferred (acquired 9/25/97, cost: $4,827,000)  (1) (2)                                        23,970          5,393           .04
Grupo Carso, SA de CV, Class A, ordinary
 participation certificates                                                                 1,828,100          6,216           .05
Grupo Financiero Banamex Accival, SA de CV, Class B (2)                                     2,962,200          3,891
Grupo Financiero Banamex Accival, SA de CV, Class L (2)                                     5,277,554          6,079
Grupo Financiero Banamex Accival, SA de CV,
 7.00% convertible Eurobond December 15, 1999                                               $103,000             100           .08
Grupo Financiero Banamex Accival, SA de CV,
 11.00% convertible July 15,  2003
  (acquired 7/12/96, cost:  $354,000)(1)                                                   $ 371,000             330
Grupo Financiero Bancomer, SA de CV, Class B                                               37,100,000          7,947
Grupo Financiero Bancomer, SA de CV., Series L2 25.387%                                                                        .07
 convertible subordinated debentures May 16, 2002 (4)                                   MXN5,750,000             566
Grupo Financiero BBV Probursa, SA de CV, Class B (2)                                       48,650,331          5,604           .04
Grupo Industrial Emprex - B (2)                                                             2,571,800         68,474           .54

Grupo Industrial Maseca, SA de CV, Class B (ADR)                                            1,083,300         13,474           .11
Grupo Mexico, SA de CV, Class B (2)                                                         4,886,800         12,838           .10
Grupo Televisa, SA, ordinary participation certificates (2)                                   295,000          3,720
Grupo Televisa, SA, ordinary participation certificates (ADR) (2)                           5,818,099        143,635          1.15
Kimberly-Clark de Mexico, SA de CV, Class A,
 ordinary participation certificates                                                       38,035,400        121,443           .95
Pepsi-Gemex, SA de CV, ordinary participation
certificates (GDR)                                                                            364,500          2,848           .02
Telefonos de Mexico, SA de CV, Class A                                                      9,137,500         22,758
Telefonos de Mexico, SA de CV, Class A (ADR)                                                   71,000            166
Telefonos de Mexico, SA de CV, Class L                                                     13,706,250         33,791          4.93
Telefonos de Mexico, SA de CV, Class L (ADR)                                               11,826,275        575,792
TV Azteca, SA de CV, (ADR)                                                                  2,926,700         19,572           .15
                                                                                                         ----------    ----------
                                                                                                           1,352,006         10.56
                                                                                                         ----------    ----------
Morocco  - 0.29%
Banque Commerciale du Maroc                                                                    35,443          3,864           .03
Cimenterie de l'Oriental, Class A                                                             100,641         11,949           .09
ONA SA                                                                                         56,000          6,516           .05
Societe des Brasseries du Maroc                                                                23,432          6,626           .05
Wafabank, Class A                                                                              67,100          8,401           .07
                                                                                                         ----------    ----------
                                                                                                              37,356           .29
                                                                                                         ----------    ----------

Nigeria  - 0.06%
United Bank for Africa (GDR) (2)(3)                                                           425,000          7,506           .06


Pakistan  - 0.09%
Chakwal Cement Co. Ltd. (GDR)                                                                 891,111             -            .00
Engro Chemical Pakistan Ltd.                                                                2,508,890          4,541           .04
Hub Power Co. Ltd.  (GDR)                                                                     553,328          3,154           .03
Pakistan Telecommunication Corp. (GDR)                                                        104,400          3,132           .02
                                                                                                         ----------    ----------
                                                                                                              10,827           .09
                                                                                                         ----------    ----------

Peru  - 1.33%
Banco Continental (2)                                                                       5,909,000          3,184           .02
Cementos Lima SA                                                                              641,889          8,343           .07
Compania de Minas Buenaventura SA, Class B                                                    995,485          5,996
Compania de Minas Buenaventura SA, Class B (ADR)                                            1,264,502         16,439           .18
Credicorp Ltd. (3)                                                                          6,475,473         58,279           .46
Minsur SA-Trabajo                                                                           3,522,186          5,493           .04
Ontario-Quinta (acquired 8/15/94, cost: $7,400,000) (1)                                     7,224,130          6,774           .05
Telefonica del Peru SA Class B (ADS)                                                        5,166,100         65,545           .51
                                                                                                         ----------    ----------
                                                                                                             170,053          1.33
                                                                                                         ----------    ----------

Philippines  - 2.76%

Ayala Corp., Class B                                                                       82,767,010         29,369
Ayala Corp., Class B (GDS)                                                                  1,158,696          2,607           .25
Ayala Land, Inc.                                                                          150,740,033         42,790
Ayala Land, Inc. 6.00% convertible bond March 19, 2002                                PHP260,000,000           4,267           .37
Bacnotan Consolidated Industries, Inc.                                                        567,100            585
Bacnotan Consolidated Industries, Inc. 5.50% convertible
 Eurobond June 21, 2004                                                                     $298,000             101           .02
Bacnotan Consolidated Industries, Inc. 5.50% convertible
 bond June 21, 2004 (acquired 6/8/94, cost: $4,486,000) (1)                               $4,500,000           1,530
Bank of the Philippine Islands                                                             10,389,990         22,121           .17
Bayan Telecommunications Holding Corp.
 (acquired 2/12/98, cost: $407,000) (1) (2)                                                   174,237            450
Bayan Telecommunications Holding Corp. convertible
preferred (acquired 12/22/97, cost: $9,000,000)  (1) (2)                                      180,000          9,000           .07
Benpres Holdings Corp. (GDR) (2)                                                            6,758,294         20,275           .16
C & P Homes, Inc. (2)                                                                      31,688,450            548           .00
Fil-Estate Land, Inc. (2)                                                                  25,300,000            470           .00
Fortune Cement Corp. (2)                                                                   42,335,625          1,770           .01
HI Cement Corp.                                                                            33,051,900          1,518           .01
International Container Terminal Services, Inc. (2)                                        19,533,588          1,638
International Container Terminal Services, Inc.
 6.00% convertible bond February 19,2000                                                                                       .04
 (acquired 2/18/93, cost: $4,000,000) (1)                                                 $4,000,000           3,400
JG Summit Holdings, Inc., Class B                                                          18,772,900          1,163
JG Summit Holdings, Inc., Class B (GDS) (2)                                                    20,000            113
JG Summit Holdings, Inc. 3.50% convertible bond                                                                                .06
 December 23, 2003 (acquired 12/9/93, cost: $9,870,000) (1)                               $9,870,000           6,169
Keppel Philippines Holdings, Inc., Class B (2)                                                  4,081              0           .00
Manila Electric Co., Class B                                                                2,023,584          6,528           .05
Metropolitan Bank and Trust Co.                                                             1,458,670         10,540           .08
Philippine Airlines, Inc. (2)                                                              53,811,255             -            .00
Philippine Long Distance Telephone Co., ordinary                                              464,090         11,977
Philippine Long Distance Telephone Co., ordinary (ADS)                                      3,791,116         98,332
Philippine Long Distance Telephone Co., convertible                                                                            .90
 preferred, Series III (GDS)                                                                   95,200          4,522
PR Holdings, Inc., subscription rights
 (acquired 7/8/92, cost: $9,835,000) (1) (2)                                                2,236,600             -            .00
San Miguel Corp., Class B                                                                  27,999,852         54,193           .42
SM Prime Holdings, Inc.                                                                    70,845,000         13,529           .11
Southeast Asia Cement Holdings, Inc.                                                       72,174,108            894           .01
Universal Robina Corp.                                                                     30,222,000          3,393           .03
                                                                                                         ----------    ----------
                                                                                                             353,792          2.76
                                                                                                         ----------    ----------

Poland  - 1.55%
@ Entertainment (2)                                                                           142,200            960
@ Entertainment (acquired 8/1/97, cost: $9,584,000)(1,2)                                      461,000          3,112           .03
Bank Handlowy w Warszawie SA                                                                1,457,496         18,006
Bank Handlowy w Warszawie SA (GDR)                                                            756,121          9,830           .22
Bank Rozwoju Eksportu SA                                                                      901,675         20,838           .17
BIG Bank GDANSKI SA                                                                         2,584,063          2,322           .02
Elektrim SA                                                                                 2,610,325         28,300
Elektrim SA, 2.00% convertible bond May 30, 2004                                        DEM9,890,000           5,930           .27
EXBUD SA (2) (3)                                                                              634,193          5,482           .04
KGHM Polska Miedz SA (GDR) (3)                                                              6,423,200         46,086           .36
Optimus SA                                                                                    156,483          1,518           .01
Polifarb Cieszyn-Wroclaw                                                                    1,967,667          4,688           .04
Telekomunikacje Polska SA (GDR) (2)                                                         9,565,700         49,024           .38
Zaklady Metali Lekkich "Kety" SA (2)                                                          163,964          1,548           .01
Zaklady Piwowarskie w Zywcu SA                                                                  2,304            276           .00
                                                                                                         ----------    ----------
                                                                                                             197,920          1.55
                                                                                                         ----------    ----------
Portugal  - 0.90%
Portugal Telecom, SA                                                                          550,205         25,189
Portugal Telecom, SA (ADR)                                                                    622,400         27,775           .41
TELECEL-Comunicacoes Pessoais, SA                                                             306,000         62,456           .49
TVI - Televisao Independente, SA nonvoting preferred (2)                                       26,375              0           .00
                                                                                                         ----------    ----------
                                                                                                             115,420           .90
                                                                                                         ----------    ----------

Russian Federation  - 1.18%
AO Mosenergo Power Generation and Electrification
 Amalgamation                                                                              67,500,000          1,350
AO Mosenergo Power Generation and Electrification                                                                              .08
 Amalgamation (ADS)                                                                         3,439,500          6,879
AO Mosenergo Power Generation and Electrification
 Amalgamation (Russian Depositary Trust Certificate)                                              750          1,500
AO Torgovy Dom Gum (Russian Depositary Trust Certificate)                                         270          1,134           .01
Avalon Oil PLC (2) (3)                                                                      5,068,000            420           .00
Global Tele-Systems Ltd.,(acquired 2/2/96,
 cost: less than $1,000) (1) (2)                                                              262,963         14,660           .11
Irkutskenergo (Russian Depositary Trust Certificate)                                              645          5,483           .04
JSC Moscow City Telephone Network (MGTS)                                                       14,550            728
JSC Moscow City Telephone Network (MGTS)
 (Russian Depositary Trust Certificate) (2)                                                     1,111          2,778           .03
Kamaz (2)                                                                                   4,345,000             87           .00
Lenenergo  (2)                                                                             28,336,800          1,417           .01
Lukinter Finance BV 3.50% convertible bond May 6, 2002                                    $1,128,000             384           .00
LUKoil Holding, preferred  (ADR)                                                               84,300            337
LUKoil Holding (ADR)                                                                        1,789,600         28,990           .23
New Century Capital Partners, LP
 (acquired 12/7/95,cost: $5,492,000) (1)(2)(5)                                              5,256,300          2,750           .03
Nizhny Novgorod Sviazinform (2)                                                               780,000            234
Nizhny Novgorod Sviazinform
 (Russian Depositary Trust Certificate) (2)                                                        74            666           .01
Ramco Energy PLC (2)(3)                                                                     1,421,000          5,186           .04
RAO Gazprom (ADR)                                                                           1,606,630         13,696
RAO Gazprom (ADR)
 (acquired 10/21/96, cost:$38,674,000) (1)                                                  2,322,800         19,802           .26
Russian Telecommunications Development Corp.
 (acquired 12/22/93, cost: $3,800,000) (1)(2)                                                 380,000            950
Russian Telecommunications Development Corp.,
 nonvoting ordinary (acquired 12/22/93,                                                                                        .02
 cost: $6,200,000)  (1)(2)                                                                    620,000          1,550
St. Petersburg Telephone Network JSC (2)                                                   12,913,020          2,583           .02
Star Mining Corp. (2)                                                                      18,884,400             35           .00
StoryFirst Communications Inc., Class B, senior
 convertible preferred (acquired 10/14/97,
 cost: $14,848,000) (1) (2) (3)                                                                10,383          3,115           .02
Unified Energy System of Russia                                                         1,091,686,400         33,296
Unified Energy System of Russia (GDR)                                                         396,200          1,238           .27
Xavier Corp. (2) (3)                                                                        1,350,000             -            .00
                                                                                                         ----------  ------------
                                                                                                             151,248          1.18
                                                                                                         ----------  ------------

Slovakia  - 0.04%
VSZ, AS (3)                                                                                 1,146,027          5,568           .04
                                                                                                         ----------  ------------

South Africa  - 4.61%
African Oxygen Ltd.                                                                         6,964,047          8,283           .06
Bidvest Group Ltd.                                                                          1,867,719         13,550           .11
Coronation Holdings Ltd., Class N                                                           3,327,374         45,228
Coronation Holdings Ltd.                                                                      568,632          7,662           .41
Ellerine Holdings Ltd.                                                                        920,465          1,986           .02
Energy Africa Ltd.(2)                                                                       2,880,800          4,405           .03
Gencor Ltd.                                                                                 6,804,500         11,446           .09
Hudaco Industries Ltd.                                                                      1,472,200          1,286           .01
International Pepsi-Cola Bottler Investments
 (aquired 12/18/95, cost:$9,900,000) (1)(2)(3)(5)                                             100,000         10,000           .08
Iscor Ltd. (3)                                                                            129,334,668         23,293           .18
JD Group Ltd.                                                                               3,055,811         13,499           .11
Malbak Ltd.                                                                                 1,324,590            585           .00
Metro Cash and Carry Ltd.                                                                  39,711,581         26,315           .21
Nasionale Pers Beperk, Class N                                                              5,508,200         21,526           .17
New Clicks Holdings Ltd.                                                                      684,267            663           .01
Rembrandt Group Ltd.                                                                        8,398,300         51,370           .40
Sage Group Ltd.                                                                             1,631,990          4,575           .04
Sasol Ltd. (3)                                                                             32,131,304        121,472           .95
South Africa Capital Growth Fund, LP, Class A
 (acquired 8/25/95, cost: $1,861,000)  (1) (5)                                                  2,180          1,968
South Africa Capital Growth Fund, LP, Class D                                                                                  .11
 (acquired 8/25/95, cost: $11,450,000)  (1) (5)                                                13,650         12,326
South African Breweries Ltd.                                                                9,204,154        155,136          1.20
South African Druggists Ltd.(3)                                                             4,633,039         23,065           .18
South African Private Equity Fund III, LP
 (acquired 9/23/98, cost: $30,333,000)  (1)(2)(3)(5)                                           30,333         30,333           .24
                                                                                                         ----------    ----------
                                                                                                             589,972          4.61
                                                                                                         ----------    ----------
South Korea  - 5.32%
Anam Industrial Co. Ltd. (2)                                                                  634,872          2,513           .02
Daehan Asia Trust (International Depositary Receipts)                                           2,820          1,354           .01
Daehan Korea Trust (International Depositary Receipts)                                            500            137           .00
Daewoo Securities Co., Ltd., ordinary  (2)                                                    678,502         10,630           .08
Hansol Paper Co., Ltd.                                                                        877,120         10,014           .08
Hansol Paper Co., Ltd. 0.25% convertible bond August 8, 2006                                $950,000             789
Hyundai Motor Co.                                                                           1,180,610         21,054
Hyundai Motor Co., nonvoting preferred (GDR)                                                  572,600          1,818           .18
Korea Electric Power Corp.                                                                      2,340             58           .00
Korea Industrial Leasing Co., Ltd. (2)                                                        241,000            478           .00
Korea Pacific Trust (International Depositary Receipts)(2)                                      3,000          1,935           .02
Korea Zinc Co. Ltd.                                                                           623,320         14,285           .11
LG Electronics Inc., nonvoting preferred (GDR)                                                311,710            834           .02
LG Semicon Co., Ltd. (2)                                                                      177,598          1,983           .02
Mirae Corp.                                                                                   130,527            351           .00
Pohang Iron & Steel Co., Ltd.                                                               1,209,240         74,746
Pohang Iron & Steel Co., Ltd. (ADR)                                                            21,400            361           .58
Samsung Display Devices (3)                                                                 2,110,856        104,312
Samsung Display Devices  0.50% convertible Eurobonds                                                                           .82
 April 12, 2002(3)                                                                          $770,000             870
Samsung Electronics Co., Ltd., nonvoting preferred                                            114,143          3,767
Samsung Electronics Co., Ltd., nonvoting preferred (GDS)                                      518,058          7,835          2.66
Samsung Electronics Co., Ltd.                                                               3,322,382        223,430
Samsung Electronics Co., Ltd.(GDS)                                                          2,716,704        105,272
Seoul Asia Index Trust (International Depositary Receipts)                                         80            250           .00
SK Telecom Co., Ltd.                                                                           89,628         65,849
SK Telecom Co., Ltd. (ADR)                                                                  2,555,486         26,034           .72
Yukong Ltd., warrants, expire June 18, 1999 (2)                                                 8,000            151           .00
                                                                                                         ----------    ----------
                                                                                                             681,110          5.32
                                                                                                         ----------    ----------


Sri Lanka  - 0.06%
Asian Hotels Corp. Ltd.                                                                    12,215,000          1,295           .01
Development Finance Corp. of Ceylon (3)                                                     1,788,861          3,871           .03
National Develpoment Bank of Sri Lanka                                                      1,296,600          2,426           .02
                                                                                                         ----------    ----------
                                                                                                               7,592           .06
                                                                                                         ----------    ----------


Taiwan  - 7.15%
Acer Computer International Ltd.                                                               84,100             42           .00
Acer Peripherals Inc.                                                                      13,931,406         18,881           .15
Advanced Semiconductor Engineering, Inc. (2)                                               55,960,765         93,935
Advanced Semiconductor Engineering, Inc. (GDR)                                                918,790          8,499           .80
ASE Test Ltd. (2)(3)                                                                        2,388,500         77,328           .60
Asia Cement Corp.                                                                          24,831,048         23,388           .18
Asia Corporate Partners Fund, Class B
 (acquired 3/12/96; cost: $20,027,000) (1)(2)(5)                                               40,000         18,684           .15
Asustek Computer Inc. (2)                                                                  22,217,503        207,879          1.62
Cathay Construction Co. Ltd.                                                               12,407,620          7,675           .06
China Steel Corp.                                                                           4,397,250          2,652           .02
Compal Electronics Inc.(2)                                                                 28,527,800         93,112           .73
Delta Electronics Inc., 0.50% convertible bond
 March 6, 2004 (acquired 2/27/97, cost: $4,246,000) (1)                                   $4,232,000           4,697           .04
Nan Ya Plastics Corp. 1.75% Eurobond July 19, 2001                                        $1,850,000           2,100           .02
Primax Electronics Ltd. (2)(3)                                                              9,197,703         10,092           .08
Seres Capital (Cayman Islands)
 (acquired 3/12/96; cost:$25,000) (1)(3)                                                            2             25
Seres Capital (Cayman Islands), nonvoting
 (acquired 3/12/96; cost: $125,000) (1)                                                             8            125           .00
Taiwan Mask Corp. (2)                                                                       8,716,860         11,949           .09
Taiwan Semiconductor Manufacturing Co. Ltd. (2)                                           141,703,465        312,744
Taiwan Semiconductor Manufacturing Co. Ltd.,(ADR) (2)                                         560,000          7,945          2.50
Unicap Electronics Industrial Corp. (2)                                                       431,222            653           .01
Wus Printed Circuit Co., Ltd. (2)                                                           3,231,430          7,333           .06
Yangming Marine Transport Corp. (2)                                                         6,890,800          4,734           .04
                                                                                                         ----------    ----------
                                                                                                             914,472          7.15
                                                                                                         ----------    ----------

Thailand  - 0.64%
Charoen Pokphand Feedmill PCL(2)                                                            1,509,900          1,856           .01
Dusit Thani PCL (2)                                                                           990,000          1,094           .01
Electricity Generating Authority of Thailand (2)                                           11,540,947         31,403           .24
Post Publishing PCL (2)                                                                     2,525,000          3,208           .03
PTT Exploration and Production PCL (2)                                                      4,537,300         32,087           .25
Serm Suk PCL (2)                                                                              210,166          1,173
Serm Suk PCL, local registered (2)                                                             64,960            341           .01
Siam City Cement PCL (2)                                                                    4,543,178         10,040           .08
Siam Commercial Bank PCL                                                                    1,109,466            667
Siam Commercial Bank, warrants, expire December 31, 2002 (2)                                  277,366             -            .01
Wattachak 3.50% convertible bond December 6, 2003                                         $6,400,000              -            .00
                                                                                                         ----------    ----------
                                                                                                              81,869           .64
                                                                                                         ----------    ----------
Turkey  - 3.93%
Adana Cimento Sanayii TAS, Class A (4)                                                    302,959,339          5,575
Adana Cimento Sanayii, TAS, Class C                                                       104,042,945            347           .05
Aktas Elektrik Ticaret AS                                                                  37,562,168          9,773           .08
Ege Biracilik ve Malt Sanayii AS                                                          213,359,138         16,587           .13
Erciyas Biracilik ve Malt Sanayii AS (3)                                                  157,412,000         10,489           .08
Eregli Demir ve Celik Fabrikalari TAS(2) (3)                                              370,034,000         15,264           .12
Koc Holding AS                                                                            322,358,538         28,129           .22
Migros Turk TAS (3)                                                                        70,262,162         70,229           .55
Nergis Holding AS                                                                         100,564,000          3,127           .02
Netas, Northern Electric Telekomunikasyon AS (2)                                          177,175,960          3,261           .03
Petrol Ofisi AS                                                                           201,130,437         27,124           .21
Sonera Group Oyj (ADR)(acquired 11/10/98,cost: $332,000) (1)(2)                                 9,400            660           .01
Trakya Cam Sanayii AS (3)                                                                 570,514,574          7,060           .06
Turk Dis Ticaret Bankasi (2)                                                               26,252,000            191
Turkiye Garanti Bankasi AS (2)                                                          2,037,343,977         50,424           .39
Turkiye Is Bankasi AS                                                                   5,262,480,149        136,927          1.07
Turkiye Sise ve Cam Fabrikalari AS  (3)                                                 1,476,729,947         18,275           .14
Yapi ve Kredi Bankasi AS (3)                                                            8,492,877,569         98,363           .77
                                                                                                         ----------    ----------
                                                                                                             501,805          3.93
                                                                                                         ----------    ----------
Ukraine - 0.02%
JKX Oil & Gas PLC (2) (3)                                                                   8,480,233          1,688
JKX Oil & Gas PLC 7.00% convertible bond June 30, 2001
 (acquired 6/6/96, cost: $2,000,000) (1),(3)                                              $2,000,000           1,500           .02

                                                                                                         ----------    ----------
                                                                                                               3,188           .02
                                                                                                         ----------    ----------
Venezuela - 0.16%
Compania Anonima Nacional Telefonos de Venezuela
 CANTV, Class D (ADR)                                                                      1,139,500          20,297           .16
                                                                                                      -------------  ------------

Vietnam - 0.03%
Vietnam Frontier Fund
 (acquired 7/21/94, cost: $2,293,000) (1)(2)                                                  222,610          1,113           .01
Vietnam Investment Fund, preferred, units
 (acquired 8/4/94, cost: $3,206,000) (1)(2)(5)                                                     30          3,206
Vietnam Investment Fund, ordinary, units
 (acquired 8/4/94, cost: less than $1,000) (1)(2)(5)                                                6             -            .02
                                                                                                         ----------    ----------
                                                                                                               4,319           .03
                                                                                                         ----------    ----------


Multinational  - 1.92%
Aminex PLC (acquired 8/1/97, cost: $3,856,000) (1) (2) (3)                                  3,250,000            728           .01
Argosy Mining Corp. (2)                                                                       424,462             42           .00
Armada Gold Corp. (2)                                                                       5,315,000            260           .00
Armada Gold Corp. 10.00% convertible bond July 8,2004                                     CAD800,000              36           .00
Asia Pacific Resources International Holdings Ltd. (2)(3)                                   3,024,800          6,215           .05
Billiton PLC                                                                               21,441,500         42,681           .34
Black Swan Gold Mines Ltd. (2)                                                              2,275,000            297           .00
Cie. Financiere pour l'Europe Centrale SA (GDR)(2)                                             82,995            504           .00
Coca-Cola Beverages PLC                                                                     6,480,780         11,395           .09
DiamondWorks Ltd. (2)                                                                       3,966,000            543           .00
Dragon Oil PLC (2)                                                                          4,881,199          1,336           .01
Eurosov Energy PLC (2)                                                                         42,900             20           .00
Freeport-McMoRan Copper & Gold Inc., Class A                                                   91,900            890           .01
Glencar Mining PLC (2)                                                                        519,735            315           .00
Goldbelt Resources Ltd. (2)                                                                   766,372             15           .00
Kimberley Resources Ltd. (2)                                                                  426,221             63           .00
New Asia East Investment Fund Ltd., Class A
 (acquired 5/23/96, cost: $2,936,000) (1) (2) (5)                                             293,600          2,388
New Asia East Investment Fund Ltd., Class B                                                                                    .27
 (acquired 5/23/96, cost: $40,064,000) (1) (2) (5)                                          4,006,400         32,590
New Europe East Investment Fund Ltd., Class B
 (acquired 6/4/93, cost: $34,535,000) (1) (2)                                                     436         42,171           .33
Oliver Gold Corp. (2)                                                                          75,795              6           .00
Panamerican Beverages, Inc., Class A                                                        4,368,800         95,294           .75
Sibir Energy PLC (2)                                                                        7,311,763            546           .00
Sutton Resources Ltd. (2)                                                                   1,689,500          7,162           .06
                                                                                                      -------------   -----------
                                                                                                             245,497          1.92
                                                                                                         ----------    ----------

Miscellaneous  - 1.53%
  Equity securities in initial period of acquisition                                                         195,586          1.53
                                                                                                         ----------    ----------

TOTAL EQUITY SECURITIES (cost: $11,915,857,000)                                                           10,280,185         80.33
                                                                                                         ----------    ----------



                                                                                          Principal
                                                                                              Amount
                                                                                              (000)
BOND & NOTES

Argentina  - 1.90
Republic of Argentina:
 6.1875% March 31, 2005 (4)                                                                 $111,907           94841           .74
 8.75% July 10, 2002                                                                       ARS15,240           12509           .10
 11.00% October 9, 2006                                                                      $23,225           22993           .18
 11.375% January 30, 2017                                                                     19,225           19283           .15
 11.75% February 12, 2007                                                                 ARS36,650            31182           .24
Bonos Del Tesoro 8.75% May 9, 2002                                                            $60,850                          .44
CEI Citicorp Holdings SA, Series B, 11.25% February 14, 2007                              ARS10,575                            .05


                                                                                                         ----------    ----------
                                                                                                              242666          1.90
                                                                                                         ----------    ----------

Brazil - 0.55%
Federal Republic of Brazil:
 Capitalization Bond PIK 8.00% April 15, 2014                                                $49,519         29,711            .23
 Debt Conversion Bonds: 6.1875% April 15, 2012 (4)                                                                             .10
MYDFA Trust:
  6.25% September 15, 2007
   (Acquired 10/2/96, cost: $12,888,000) (1) (4)                                                                               .06
  6.25% September 15, 2007                                                                                                     .02
NMB Series L, 6.625% April 15, 2009 (4)                                                                                        .02
Series EI-L, 6.125% April 15, 2006 (4)                                                                                         .09
Multicanal Participacoes SA, Class B, 12.625% June  18, 2004                                                                   .03
 (acquired 6/10/96, cost: $5,016,000) (1)                                                                ----------    ----------
                                                                                                               70756           .55
                                                                                                         ----------    ----------

Bulgaria  - 0.16%
Republic of Bulgaria:
 Interest Arrears bond 6.565% July 28, 2011 (4)                                                5,050            3421           .03
Front Loaded Interest Reduction Bond,
 Series A, 2.50% July 28, 2012 (4)                                                            29,025           16762           .13
                                                                                                         ----------    ----------
                                                                                                               20183           .16
                                                                                                         ----------    ----------
Ecuador  - 0.02%
Republic of Ecuador Past Due Interest Bond 6.625%
 February 27, 2015 (4)                                                                                          2811           .02
                                                                                                         ----------    ----------
                                                                                                                2811           .02
                                                                                                         ----------    ----------

India - 0.00%
Flex Industries Ltd. 13.50% December 31, 2004                                              INR29,929             612           .00
                                                                                                         ----------    ----------
                                                                                                                 612           .00
                                                                                                         ----------    ----------

Indonesia - 0.20%

APP International Finance 11.75% October 1, 2005                                                 2125           1413           .01
Indah Kiat International Finance:
 8.875% November 1, 2000                                                                         1225            845           .01
 10.00% July 1, 2007                                                                            14175           7726           .05
 11.875% June 15, 2002                                                                           4850           3419           .03
 12.50% June 15, 2006                                                                            1050            701           .01
International Finance Co. 10.00% June 1, 2007                                                    1950           1151           .01
Pindo Deli finance Mauritius Ltd.:
 10.25% October 1, 2002                                                                          4845           2713           .02
 10.75% October 1, 2007                                                                         14815           8000           .06
                                                                                                         ----------    ----------
                                                                                                               25968           .20
                                                                                                         ----------    ----------

Mexico  - 1.93%
Banco Nacional de Comercio Exterior, S.N.C.
 7.25% Februaary 2, 2004                                                                       77,700        71,484            .56
Bancomext Trust 11.25% May 30, 2006                                                                                            .05
Grupo Televisa, SA 0%/13.25% May 15, 2008 (6)                                                                                  .02
Innova, S. de R.L. 12.875% Senior Notes due April 1, 2007                                                                      .01
United Mexican States Discount Bonds
 Series A, unit, 6.1156% December 31, 2019 (4)                                                   1,75         1,435            .01
 Series C, 6.201% December 31, 2019 (4)                                                                                        .02
 Series D, 6.6016% December 31, 2019 (4)                                                                                       .05
United Mexican States Government Bonds:
 8.625% March 12, 2008                                                                         14,000        13,118            .10
 9.75% February 6, 2001                                                                                                        .14
 9.875% January 15, 2007                                                                                                       .51
 11.375% September 15, 2016                                                                                                    .14
 11.50% May 15, 2026                                                                                                           .32
                                                                                                         ----------    ----------
                                                                                                              247631          1.93
                                                                                                         ----------    ----------


Panama  - 1.02%
Republic of Panama:
 8.25% April 22, 2008                                                                            7440           6994           .06
 8.875% September 30, 2007                                                                       7970           7531           .06
 Interest Reduction Bonds:
  3.75% July 17, 2014
   (acquired 11/8/95, cost : $8,024,000) (1) (4)                                                13864          10467           .08
  4.00% July 17, 2014 (4)                                                                       41215          31117           .24
 Past Due Interest Bonds:
  6.6875% July 17, 2016 (4)                                                                     93830          70373           .55
  6.6875% July 17, 2016                                                                                                        .00
   (acquired 6/21/96, cost: $3,219,000) (1) (4)                                                  4589           3441           .03
                                                                                                         ----------    ----------
                                                                                                              129923          1.02
                                                                                                         ----------    ----------
Peru  - 0.41%
Republic of Peru:
Front Loaded Interest Reduction Bonds:
 3.25% March 7, 2017 (4)                                                                         3000           1714           .01
 3.25% March 7, 2017 (acquired 8/5/96, cost: $6,489,000) (1) (4)                                11050           6312           .05
Past Due Interest Bonds:
 4.00% July 17, 2017 (4)                                                                        47750          30202           .24
 4.00% July 17, 2017
  (acquired 3/7/97, cost: $15,065,000)(1)(4)                                                    22460          14206           .11
                                                                                                         ----------    ----------
                                                                                                               52434           .41
                                                                                                         ----------    ----------

Philippines  - 0.35%
Republic of Philippines:
 Front Loaded Interest Reduction Bond, Series B, 5.962%
  June 1, 2008 (4)                                                                              14250          11828           .09
  8.75% October 7, 2016                                                                         11500          11396           .09
  8.875% April 15, 2008                                                                         21750          21723           .17
                                                                                                         ----------    ----------
                                                                                                               44947           .35
                                                                                                         ----------    ----------
Poland  - 0.23%
Republic of Poland Past Due Interest Bond 4.00%
 October 27, 2014(4)                                                                            29000          27188           .21
Poland Government Bond 14.00% February 12, 2000                                             PLN6,100            1766           .02
                                                                                                         ----------    ----------
                                                                                                               28954           .23
                                                                                                         ----------    ----------


Russian Federation  - 0.01%
Russia 12.75% June 24, 2028
 (acquired 6/18/98, cost: $896,000) (1)                                                         $910             291           .00
Russia 5.969% December 15, 2015
 (acquired 3/7/97, cost: less than $1,000)(1)(4)                                                    1              0           .00
Russia Principal Loan 5.97% December 15, 2020 (4)                                               10784            701           .01
                                                                                                         ----------    ----------
                                                                                                                 992           .01

South Africa  - 0.08%
Republic of South Africa 13.00% August 31, 2010                                            ZAR70,000           10078           .08


South Korea  - 0.03%
Korea Development Bank:
 6.50% November 15, 2002                                                                          700            635
 6.625% November 21, 2003                                                                        3000           2682           .02
 6.75% December 1, 2005                                                                           200            175           .00
 7.375% September 17, 2004                                                                        700            639           .01
                                                                                                         ----------    ----------
                                                                                                                4131           .03

Thailand  - 0.01%
Advance Agro PCL 13.00% Senior Unsecured Notes
 November 15, 2007 (acquired 11/19/97,cost: $1,133,000) (1)                                   $1,250            1038           .01
                                                                                                         ----------    ----------
                                                                                                                1038           .01
                                                                                                         ----------    ----------
Venezuela  - 0.69%
Republic of Venezuela:
 Front Loaded Interest Reduction Bonds:
  Series A Eurobond 6.125% March 31, 2007 (4)                                                    9512           6040           .05
  Series B Eurobond 6.125% March 31, 2007 (4)                                                    8905           5655           .04
 Debt Conversion Bonds:
  5.9375%  December 18, 2007 (4)                                                                90428          57874           .45
  9.25% September 15, 2027                                                                      31275          18921           .15
                                                                                                         ----------    ----------
                                                                                                               88490           .69
                                                                                                         ----------    ----------


                                                                                                         ----------    ----------
TOTAL BONDS AND NOTES (cost: $ 1,041,807,000)                                                                971,614          7.59
                                                                                                         ----------    ----------

                                                                                                                       ----------

SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES  - 8.20%

Abbey National North America 5.27% due 1/13/99                                                 40,000         39,925           .31
American Honda Finance Corp. 5.23%-5.36% due 1/21-1/29/99                                      31,057         30,941           .24
Arco British Ltd. 5.15%-5.16% due 2/9-2/24/99                                                  40,000         39,717           .31
Barclays US Fund Corp. 5.10% due 2/18/99                                                       17,400         17,279           .14
Bayer Corp. 5.16%-5.23% due 1/4-1/12/99                                                        32,500         32,459           .25
BMW US Capital Corp. 5.20% due 1/22/99                                                         32,600         32,497           .25
British Gas Capital Inc. 5.29%-5.30% due 1/4-1/11/99                                           52,800         52,714           .41
Canada Bills 5.13% due 2/11/99                                                                 50,000         49,708           .39
Daimler-Benz North America Corp. 5.12% due 3/16-3/19/99                                        56,100         55,522           .43
Diageo Capital PLC 5.00%-5.30% due 1/19-3/9/99                                                 83,400         82,785           .64
Dresdner US Finance Inc. 5.26% due 1/6/99                                                      10,700         10,690           .08
Electricite de France 5.20% due 2/16/99                                                         1,700          1,689           .01
Export Development Corp. 4.94%-5.30% due 1/7-2/9/99                                            45,000         44,933           .35
France Telecom, SA 5.10%-5.15% due 2/11-3/9/99                                                 22,650         22,475           .18
Glaxo Wellcome PLC 5.15%-5.24% due 1/25-2/25/99                                                74,000         73,698           .58
Halifax PLC 5.09%-5.53% due 1/28-2/8/99                                                        75,700         75,340           .59
International Lease Finance Corp. 5.16% due 1/28/99                                            20,000         19,920           .16
National Australia Funding (Delaware) Inc. 5.13%-5.28% due 1/5-2/2/99                          57,200         57,086           .45
Repsol International Finance BV 5.15% due 1/26-2/1/99                                          87,700         87,297           .68
Rio Tinto America Inc. 5.06%-5.32% due 2/3-3/5/99                                              40,800         40,501           .32
Shell Finance (U.K.) PLC 5.14%-5.19% due 2/2-2/4/99                                            48,700         48,467           .38
SmithKline Beecham Corp. 5.11% due 1/20/99                                                     20,000         19,944           .16
Toyota Motor Corp.  5.21%-5.27% due 1/13-1/21/99                                               60,000         59,856           .47
Xerox Capital (Europe) PLC  5.07%-5.32% due 1/14-3/4/99                                        54,500         54,079           .42

                                                                                                         ----------    ----------
                                                                                                           1,049,522          8.20
                                                                                                         ----------    ----------

Federal Agency Discount Notes  - 1.25%

Fannie Mae 5.00%-5.12% due 1/4-2/4/99                                                          57,200         57,060           .45
Federal Home Loan Banks Discount Corp. 5.09%-5.18% due 2/5-2/12/99                             36,750         36,552           .29
Freddie Mac 4.76%-5.30% due 1/15-2/12/99                                                       67,200         66,874           .51
                                                                                                         ----------    ----------
                                                                                                             160,486          1.25
                                                                                                         ----------    ----------



Non-U.S. Government-Short Term Obligations  - 2.72%
Mexican Cetes Treasury Bills due 3/11-8/5/99                                               MXN38,736          35,481           .28
Polish Government Treasury Bills due 1/6-3/31/99                                          PLN389,430         109,270           .85
Turkey Government Bonds, Series CPI, 30.00% due 8/18-9/29/99                            TRL3,803,160          14,320           .11
Turkey Government Teasury Bills due 3/17-5/5/99                                        TRL78,786,650         188,797          1.48
                                                                                                         ----------    ----------
                                                                                                             347,868          2.72
                                                                                                         ----------    ----------

Non-U.S. Currency  - 0.07%
Chilean Peso                                                                               CHP23,138              49           .00
Malaysian Ringgit                                                                           MYR1,623             298           .00
Taiwanese Dollar                                                                          TWD278,256           8,650           .07
                                                                                                         ----------    ----------
                                                                                                               8,997           .07
                                                                                                         ----------    ----------


TOTAL SHORT-TERM SECURITIES (cost:$1,570,090,000)                                                          1,566,873         12.24





TOTAL INVESTMENT SECURITIES (cost: $14,527,754,000)                                                         12818672        100.16

Net unrealized depreciation on foreign currency contracts (7)                                                 -62402          -.49
Excess of cash and receivables over liabilities
 (excludes open foreign currency contracts)                                                                    41511           .33
                                                                                                         ----------    ----------
NET ASSETS                                                                                              $12,797,781         100.00
                                                                                                         ==========    ==========



NET ASSETS including Forward Contracts

(1) Purchased in a private placement transaction;
resale to the public may require registration, and no right to demand registration under U.S. law exists. As of December 31, 1998, the total market value and cost of such securities was $379,492,000 and $452,768,000,
 respectively, and the market value represented
 2.97% of net assets. Such securities, excluding certain convertible bonds and American
Depositary Receipts, are valued at fair value.
(2) Non-income producing securities.
(3) The fund owns 5% or more of the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.
(4) Coupon rate may change periodically.
(5) Includes an unfunded capital commitment representing a binding commitment made by the fund, which may be paid in the future.
(6) Represents a zero coupon bond that will convert to a coupon-bearing security at a later date.
(7) As of December 31,1998, the net payable consists of the following:


                                              Contract                       U.S.
                                                Amount                  Valuation        at 12/31/98
                                           -----------   -----------  -----------
                                                                                          Unrealized
                                                                                        Appreciation
                                              Non-U.S.          U.S.       Amount     (Depreciation)
                                                 (000)         (000)        (000)              (000)
-------------------------------            -----------   -----------  -----------        -----------
Sales:
Brazilian Reales
 expiring 2/24/99 - 11/3/99                 BRL979,648      $651,400     $689,625           ($38,225)
French Francs
 expiring 1/13/99 - 3/17/99                  FRF25,787          4,331        4,620              (289)
German Deutsche Marks
 expiring 1/13/99 - 3/17/99                  DEM53,090         29,899       31,903            (2,004)
Mexican Pesos
 expiring 3/11/99                           MXN139,617         11,351       13,362            (2,011)
South African Rands
 expiring 1/20/99 - 10/25/99              ZAR1,560,223        234,239      244,093            (9,854)
Taiwanese Dollars
 expiring 9/1/99                          TWD2,119,689         57,915       65,520            (7,605)
Thai Bahts
 expiring 11/4/99                           THB110,063          2,885        2,954               (69)
Venezuelan Bolivares
 expiring 1/13/99                             VEB5,540          8,780        9,717              (937)
                                                                                   -----------------
                                                                                             (60,994)
Purchase:
Brazilian Reales
 expiring 3/1/99*                           BRL125,488       101,200       99,792             (1,408)
                                                                                   -----------------
Foreign currency contracts - net                                                             (62,402)

*The fund entered into a forward
purchase contract to partially close
 existing forward sales contracts.

SYMBOLS
SECURITIES
ADR - American Depositary Receipts
ADS - American Depositary Shares
GDR - Depositary Receipts
GDS - Global Depositary Shares



NON - US CURRENCY

ARS - Argentine Peso                      INR - Indian Rupee          TRL - Turkish Lira
BRL - Brazilian Real                      MXN - Mexican Peso          TWD - Taiwan Dollar
CAD - Canadian Dollar                     MYR - Malaysian Dollar      VEB - Venuzuelan Bolivar
CHP - Chilean Peso                        PHP - Philippine Peso       ZAR - South African Rand
DEM - German Deutsche Mark                PLN - Polish Zloty
FRF - French Franc                        THB - Thai Baht

See Notes to Financial Statements

EQUITY SECURITIES ADDED TO THE PORTFOLIO           EQUITY SECURITIES ELIMINATED FROM
SINCE JUNE 30,1998                                 THE PORTFOLIO SINCE JUNE 30, 1998


Amway (Malaysia) Holdings                          PT Aneka Tambang
Banco Continental                                  Banco Santander-Chile
Black Swan Gold Mines                              Bangkok Bank
Cadbury India                                      Bank of Ayudhya
Carrier Aircon                                     Bharat Forge
CEI Citicorp Holdings                              Bombay Dyeing and Manufacturing
CESKE RADIOKOMUNIKACE                              Centrais Eletricas de Santa Catarina - CELESC
China Telecom (Hong Kong)                          CESP-Cia. Energetica de Sao Paulo
Coca-Cola Beverages                                Empresa Paulista de Transmisao de Energia Eletrica - EPTE
Credit Rating Information Services of India        Genting International
Digital Equipment (India)                          Grupo Casa Autrey
Edaran Otomobil Nasional                           Laboratorio Chile
Embratel Participacoes                             PT Lautan Luas
Euroserv Energy                                    LG Securities
Globo Cabo                                         PT Lippo Bank
Goldbelt Resources                                 Lite-0n Technology
Infosys Technologies                               Lojas Americanas
Kenya Commercial Bank                              Marchmont Gold
Kimberley Resources                                PT Mayora Indah
LML                                                Multicanal Participacoes
Lukinter Finance                                   New World Infrastructure
Mezogep                                            Petron
REAL Concorcio Participacoes                       Philippine National Bank
REAL Holdings Participacoes                        PT PP London Sumatra Indonesia
REALPAR Participacoes                              Quilmes Industrial
Road Builder (M) Holdings                          PT Ramayana Lestari Sentosa
Sechaba Breweries                                  Samsung Fire & Marine Insurance
Siam City Cement                                   Shinhan Bank
Sibir Energy                                       Siliconware Precision Industries
Sonera Group                                       Star Cruises
South African Private Equity Fund III              Sundaram Finance
Tan Chong Motor Holdings                           Swedish Motors
Tele Celular Sul Participacoes                     PT Tambang Timah (Persero)
Tele Centro Oeste Celular Participacoes            Technology Resources Industries
Tele Centro Sul Participacoes                      Thai Farmers Bank
Telekomunikacje Polska                             Thai Glass Industries
Tele Leste Celular Participacoes                   Tian An China Investments
Telemig Celular Participacoes                      Tingyi (Cayman Islands) Holding
Tele Nordeste Celular Participacoes                Ton Yi Industrial
Tele Norte Celular Participacoes                   Zhejiang Expressway
Tele Norte Leste Participacoes
Telesp Celular Participacoes
Telesp Participacoes
Tele Sudeste Celular Participacoes
Turk Dis Ticaret Bankasi
United Bank for Africa

Emerging Markets Growth Fund
Financial Statements

Statement of Assets and Liabilities                          (dollars in        thousands)
at December 31, 1998                                                           (Unaudited)

Assets:
 Investment securities at market
  (cost: $14,527,754)                                                          $12,818,672
 Cash                                                                               16,154
 Non-U.S. taxes receivable                                                              95
 Receivables for--
  Sales of investments                                           $49,902
  Sales of fund's shares                                           3,137
  Dividends and accrued interest                                  70,216           123,255
                                                        ----------------  ----------------
                                                                                12,958,176
                                                                          ----------------
Liabilities:
 Payables for--
  Purchases of investments                                        24,455
  Unfunded capital commitments                                    63,486
  Open forward currency contracts                                 62,402
  Management services                                              6,736
  Accrued expenses                                                 3,316           160,395
                                                        ----------------  ----------------
Net Assets at December 31, 1998 --
 Equivalent to $40.55 per share on
 315,590,376 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock -- 400,000,000 shares)                                          $12,797,781
                                                                            ==============

Statement of Operations
for the Six Months Ended December 31, 1998                   (dollars in        thousands)
                                                                               (Unaudited)
Investment Income:
 Income:
  Dividends                                                      $98,290
  Interest                                                       121,508          $219,798
                                                        ----------------
 Expenses:
  Management services fee                                         37,678
  Custodian fee                                                    5,716
  Registration statement and prospectus                              729
  Auditing and legal fees                                            332
  Taxes other than federal income tax                                  1
  Directors' fees                                                     77
  Other expenses                                                     516            45,049
                                                        ----------------  ----------------
 Income before non-U.S. taxes                                                      174,749
 Non-U.S. taxes                                                                          2
                                                                          ----------------
 Net investment income                                                             174,747
                                                                          ----------------
Realized Loss and Unrealized
 Depreciation on Investments:
 Realized loss before non-U.S. taxes                            (700,108)
 Non-U.S. taxes                                                        1
                                                        ----------------
  Net realized loss                                                               (700,107)
 Net change in unrealized depreciation
  on investments                                                (963,121)
 Net change in unrealized depreciation
  on open forward currency contracts                             (58,607)
                                                        ----------------
  Net unrealized depreciation                                                   (1,021,728)
                                                        ----------------  ----------------
 Net realized loss and unrealized
  depreciation on investments                                                   (1,721,835)
                                                                          ----------------
Net Decrease in Net Assets Resulting
 from Operations                                                               ($1,547,088)
                                                                            ==============

Statement of Changes in Net Assets
                                                            (dollars in         thousands)


                                                        Six Months Ended        Year Ended
                                                             December 31           June 30
                                                                   1998*              1998
                                                        ----------------  ----------------
Operations:
 Net investment income                                          $174,747          $350,719
 Net realized loss on investments                               (700,107)          (45,790)
 Net unrealized depreciation
  on investments and open foreign currency
  contracts                                                   (1,021,728)       (4,643,969)
                                                        ----------------  ----------------
  Net decrease in net assets
   resulting from operations                                  (1,547,088)       (4,339,040)
                                                        ----------------  ----------------
Dividends and Distributions Paid
 to Shareholders:
 Dividends from net
  investment income                                                    -          (545,105)
 Distributions from net realized
  gain on investments                                                  -          (722,874)
                                                        ----------------  ----------------
  Total dividends and
   distributions                                                       -        (1,267,979)
                                                        ----------------  ----------------
Capital Share Transactions:
 Proceeds from shares sold:
  47,095,875 and 52,680,219 shares, respectively               1,980,554         3,164,945
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and
  distributions of net realized
  gain on investments:
  24,142,868 shares                                                    -         1,222,745
                                                        ----------------  ----------------
  Net increase in net assets
   resulting from capital share
   transactions                                                1,980,554         4,387,690
                                                        ----------------  ----------------
Total Increase (Decrease) in Net Assets                          433,466        (1,219,329)

Net Assets:
 Beginning of period                                          12,364,315        13,583,644
                                                        ----------------  ----------------
 End of period (including excess distributions
  over net investment income: $95,872 and
  $270,619, respectively)                                    $12,797,781       $12,364,315
                                                             ===========       ===========

*Unaudited

See Notes to Financial Statements

Emerging Markets Growth Fund
Notes to Financial Statements

                                           (unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service,when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis.

Discounts and premiums on securities purchased are amortized.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

UNFUNDED CAPITAL COMMITMENTS - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. NON-U.S. INVESTMENT RISK

Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

NON-U.S. TAXATION - Dividend income, interest income and realized gain of the fund derived in certain countries may be subject to certain non-U.S. taxes at rates ranging from approximately 10% to 36%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain at the appropriate rates for each jurisdiction.

3. FEDERAL INCOME TAXATION

It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of December 31, 1998, net unrealized depreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $1,698,371,000, of which $1,282,989,000 related to appreciated securities and $2,981,360,000 related to depreciated securities. During the six months ended December 31, 1998, the fund realized, on a tax basis, a net capital loss of $562,461,000 on securities transactions. During the same period the fund recognized, for federal income tax purposes, ordinary net losses $317,793,000 relating to non-U.S. currency transactions. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $14,538,465,000 at December 31, 1998.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $37,678,000 for management services was incurred pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CII may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1998, aggregate amounts deferred and earnings thereon were $31,000. These amounts are included with accrued expenses.

5.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding certain short-term securities, of $3,078,545,000 and $1,190,332,000, respectively, during the six months ended December 31, 1998.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $5,716,000 includes $130,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended December 31, 1998, such non-U.S. taxes were $7,815,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and purchases and sales of non-U.S. equity securities and bonds, on a book basis, were $22,558,000 for the six months ended December 31, 1998.

Per-Share Data and Ratios
                                          Six Months                  Year     Ended June   30
                                               Ended
                                      12/31/1998 (1)        1998       1997     1996       1995      1994


Net Asset Value, Beginning of
 Period                                        $46.05     $70.87     $57.57    $52.36    $58.75    $44.95
                                            --------   --------   --------  --------  --------  --------
 Income from Investment
  Operations:
  Net investment income                         0.70       1.56       1.61      1.30      0.87      0.53
  Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes                       (6.20)    (20.69)     14.51      6.49      (.79)    15.29
  Non-U.S. taxes                                   -       0.05       (.01)     (.01)     (.03)     (.39)
                                            --------   --------   --------  --------  --------  --------
   Total income from
    investment operations                      (5.50)    (19.08)     16.11      7.78      0.05     15.43
                                            --------   --------   --------  --------  --------  --------
 Less Distributions:
  Dividends from net
   investment income                               -      (2.36)     (1.79)    (1.30)     (.63)     (.49)
  Distributions from net
   realized gains                                  -      (3.38)     (1.02)    (1.27)    (5.81)    (1.14)
                                            --------   --------   --------  --------  --------  --------
   Total distributions                             -      (5.74)     (2.81)    (2.57)    (6.44)    (1.63)
                                            --------   --------   --------  --------  --------  --------
Net Asset Value, End of Period                 $40.55     $46.05     $70.87    $57.57    $52.36    $58.75
                                             =======    =======    =======   =======   =======   =======
Total Return                             (11.94) (2)    (27.56)%    29.17%    15.49%   (1.22)%    34.33%

Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                            $12,798.00 $12,364.00 $13,584.00 $8,451.00 $5,572.00 $4,170.00
 Ratio of expenses to average
  net assets                                .37% (2)        .76%       .78%    .84%        .91%   1.00%
 Ratio of expenses and non-U.S.
  taxes to average net assets               .37% (2)        .80%       .78%    .85%        .94%   1.04%
 Ratio of net income to average
  net assets                               1.36% (2)       2.58%      2.74%    2.54%      1.70%    .91%
 Portfolio turnover rate                  10.97% (2)      23.41%     23.75%   17.78%     23.75%    18.13%

(1) Unaudited
(2) Based on operations for
the period shown and, accordingly,
not representative of a full
year's operations.

BOARD OF DIRECTORS

ROBERT E. ANGELICA, Berkeley Heights, New Jersey
President and Chief Investment Officer,
AT&T Investment Management Corporation

NANCY ENGLANDER, Los Angeles, California
President of the fund
Senior Vice President, Capital International, Inc.

DAVID I. FISHER, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

KHALIL FOULATHI, Abu Dhabi, United Arab Emirates
Managing Director, Abu Dhabi Islamic Bank

BEVERLY L. HAMILTON, Los Angeles, California
President, ARCO Investment Management Company

RAYMOND KANNER, Stamford, Connecticut
Senior Investment Manager, IBM Retirement Funds

MARINUS W. KEIJZER, Zeist, Netherlands
Director, Investment Strategy, Pensioenfonds PGGM

HUGH G. LYNCH, New York, New York
Managing Director, International Investments,
General Motors Investment Management Corporation

HELMUT MADER, Frankfurt, Germany
Director, Deutsche Bank AG

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

WILLIAM ROBINSON, Gouvieux, France
Director, Aga Khan Fund for Economic Development

PATRICIA A. SMALL, Oakland, California
Treasurer, The Regents of the University of California

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Vice Chairman of the Board,
Capital Group International, Inc.

SHAW B. WAGENER, Los Angeles, California
Executive Vice President of the fund
President and Director,
Capital International, Inc.

OTHER OFFICERS

ROBERTA A. CONROY, Los Angeles, California
Senior Vice President and Secretary of the fund
Assistant General Counsel,
The Capital Group Companies, Inc.

MICHAEL A. FELIX, Brea, California
Vice President and Treasurer of the fund
Senior Vice President, Capital International, Inc.

HARTMUT GIESECKE, Singapore
Vice President of the fund
Chairman of the Board and Director,
Capital International K.K.;
Senior Vice President and Director,
Capital International, Inc.

PETER C. KELLY, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital International, Inc.

VICTOR D. KOHN, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital International, Inc.

NANCY J. KYLE, New York, New York
Vice President of the fund
Senior Vice President and Director,
Capital Guardian Trust Company

ABBE G. SHAPIRO, Los Angeles, California
Vice President of the fund
Vice President, Capital International, Inc.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL INTERNATIONAL, INC.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3302

135 South State College Boulevard
Brea, California 92821-5823

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA  NA/CG/3984
(c) 1999 Emerging Markets Growth Fund, Inc.
Lit. No. EMGF-013-0299(NLS)